UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Scott C. Sipple
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2018

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Core Bond Fund
(Institutional Class and Investor Class)
Annual Report
December 31, 2018
On June 5, 2018 the Securities and Exchange Commission adopted new rule 30e-3 under the Investment Company Act of 1940. Subject to conditions, new rule 30e-3 will provide certain registered investment companies with an optional method to satisfy their obligations to transmit shareholder reports by making such reports and other materials accessible at a website address specified in a notice to investors.
Beginning on January 1, 2021, as permitted by regulations by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.greatwestfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact (866) 345-5954 or make elections online at www.fundreports.com to let the Fund know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
Effective April 10, 2017, Wellington Management Company, LLP (“Wellington”) joined Federated Investment Management Company (“Federated”) as a sub-adviser to the Great-West Core Bond Fund.
For the twelve month period ended December 31, 2018, the Fund (Institutional Class shares) returned -0.82%, relative to a 0.01% return for the Bloomberg Barclays U.S. Aggregate Bond Index, the Fund’s benchmark index.
Federated Commentary
During the period December 31, 2017 to December 31, 2018, the bond market was buffeted by several factors, including the mid-term elections, an escalating trade war, rising and then plunging oil prices, Italian budget talks, British turmoil over exiting the European Union, a relentlessly flattening U.S. yield curve with potential implications for economic growth, rising corporate bond spreads, a correction in the S&P 500, a government shutdown, and falling European and Asian stock markets. In the background was the continued removal of policy accommodation by the Federal Reserve Bank, both in the form of hikes in the Federal Funds rate and a steady reduction in the Federal Reserve’s balance sheet. Massive policy accommodation since the recession of 2009 had served to support financial asset prices and dampen volatility for much of the past decade, and the gradual removal of this accommodation appears to have contributed to weaker asset prices and heightened volatility.
Despite this turbulence and the slowdown in international growth, the U.S. economy remained in solid shape, with GDP growth accelerating from 2% to 3%, the unemployment rate falling to 3.9%, and core inflation stable near the Federal Reserve’s 2% target. The lack of any significant imbalances in the economy that precipitated past periods of economic collapse (such as an overstretched housing market, over-leveraged banking system, dot-com stock bubble, etc.) suggest that despite this financial market volatility, a recession remains unlikely over the near term. Nonetheless, by the end of the period the bond and stock markets were less focused on the current strength in the economy and more focused on the potential for this growth to fade as the Federal Reserve was expected to eventually move interest rates into restrictive territory, the trade war threatened to curtail growth and crimp profits, and fiscal stimulus from tax cuts began to dissipate.
During the reporting period interest rates rose, particularly for shorter maturities. Two year Treasury yields increased from 1.88% to 2.49%, and 30 year Treasury yields increased from 2.74% to 3.02%. The best performing sector of the taxable bond market was trade finance loans, which benefitted from their floating rate structure in a rising rate environment and stable credit quality. Other credit sectors struggled, including high yield bonds and loans, commercial mortgage-backed securities, and asset-backed securities. Emerging market bonds likewise underperformed due to declining commodity prices, trade disruptions, and stagnating global growth. Investment grade corporates also significantly underperformed Treasuries due in part to concerns over the marked increase in BBB rated debt. Additionally, government agency mortgage-backed securities underperformed due to heightened interest rate volatility and reduced buying by the Federal Reserve.
Sector allocation detracted significantly from performance relative to the Index. The portion of the Fund sub-advised by Federated was overweight emerging markets, high yield, investment grade bonds and CMBS, all of which underperformed duration equivalent Treasuries. Partially offsetting the drag from these sectors was an overweight to trade finance loans, which performed very well.

Duration positioning was a positive contributor to the Federated sub-advised portion of the Fund’s performance relative to the Index. The Federated sub-advised portion of the Fund’s interest rate sensitivity averaged 90-98% of the Index as interest rates rose during the period, as noted above. The main factors driving rates higher were hikes in the Federal Funds rate by the Federal Reserve, the acceleration in domestic economic growth, gradually rising wage pressures, and increased supply of Treasuries needed to fund the growing federal deficit.
Yield curve positioning detracted slightly from returns, as gains from a flattening bias late in the period was offset by a steepening bias earlier in the period.
Security selection overall subtracted from returns, in particular a position in Treasury Inflation Protection Securities which lagged due to a large drop in oil prices in October and November. Also subtracting from returns was suboptimal security selection in emerging market and other international bonds and an overweight to BBB rated corporates.
Derivatives were used to adjust the Federated sub-advised portion of the Fund’s duration and yield curve positioning in line with the recommendations from Federated’s alpha pods, and to a lesser extent to generate alpha through currency trades recommended by Federated’s currency pod.
Wellington Commentary
Global fixed income markets largely generated negative total returns during the year, driven by corporate spread widening and higher yields in the U.S. and select emerging markets government bond markets. Geopolitical uncertainty remained elevated despite some seemingly positive developments, including a U.S. and China trade truce, UK Prime Minister May’s survival of a no-confidence vote, and a compromised budget plan between Italy and the European Union (EU). The Japanese yen (JPY) and U.S. Dollar rallied versus most currencies. The JPY was the top performer among major currencies as elevated U.S.-China trade uncertainty and global equity market weakness led to safe-haven flows. Sharp currency declines in Turkey and Argentina over the summer sparked emerging markets (EM) contagion fears before policymakers intervened with various stabilization measures. The Chinese renminbi declined as the People’s Bank of China eased policy as part of a moderate step back on the policy-driven deleveraging campaign, especially given the increased downside growth risks due to the prospect of deeper cuts to the U.S.-China bilateral relationship.
Global monetary policy continued along a less accommodative path during the period. The U.S. Federal Reserve hiked rates four times and projected additional hikes, but set expectations that the pace of tightening may slow. The European Central Bank concluded its asset purchase program but announced it would continue reinvestments for an extended period after the first rate hike, slated for the second half of 2019. The Bank of England hiked rates once, but later kept them unchanged as the UK continued to negotiate terms of its exit from the EU. The Riksbank (Sweden) embarked on a tightening cycle for the first time since 2011, but policy rates still remained below zero. The Bank of Japan amended its yield curve targeting policy to allow longer-term bond yields to fluctuate more freely around its 0% target.
Early in the period, sovereign yields generally moved higher, driven by continued global growth momentum and rising inflation expectations. However, late in the year, sovereign yields declined across most markets amid a spike in equity market volatility and increasing concerns about slowing global growth. The prospect of fewer Federal Reserve rate hikes in 2019 amid a deteriorating global economic outlook contributed to a decline in U.S. yields late in the period but they still finished higher for the year.

Brexit worries and weakening European growth indicators contributed to lower core European sovereign yields while UK yields rose. Italian bond yields rose sharply on debt sustainability concerns but recouped some weakness after the government announced a budget agreement that will allow the country to dodge a painful EU sanctions process.
Absolute returns were positive for most securitized sectors but negative for corporate sectors during the year. On an excess return basis, most major spread sectors posted negative returns over the period, with greater underperformance across lower-rated sectors.
For the portion of the Fund sub-advised by Wellington, investment grade credit positioning within corporates was the primary detractor from relative performance. Positioning within sovereign issuers was additive. Positive effects from an allocation to agency residential mortgage-backed securities, particularly pass-throughs, were partially offset by exposure to other securitized sectors, including asset-backed securities (ABS), commercial mortgage-backed securities, and non-agency mortgage-backed securities. Inflation and duration/yield curve positioning had a negative impact on relative returns. The portion of the Fund sub-advised by Wellington used credit default swaps to tactically manage credit exposure. These positions detracted from relative returns. The portion of the Fund sub-advised by Wellington also used bond futures, primarily to manage overall duration and to take tactical duration and yield curve positions. These positions slightly detracted from relative returns.
The views and opinions in this report were current as of December 31, 2018 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

16,000
14,000
12,000
10,000
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
12/31/2016
12/31/2017
12/31/2018
Fund (Investor Class)
Bloomberg Barclays U.S. Aggregate Bond Index

Year	Fund (Investor Class)	Bloomberg Barclays U.S. Aggregate Bond Index
	10,000.00	10,000.00
2009	11,307.00	10,593.00
2010	12,084.94	11,285.78
2011	12,791.91	12,170.59
2012	13,569.66	12,682.97
2013	13,270.37	12,426.30
2014	13,960.83	13,167.62
2015	13,797.45	13,240.04
2016	14,444.55	13,590.56
2017	15,007.89	14,071.92
2018	14,826.30	14,073.52

Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2018 (unaudited)
	One Year	Five Year	Ten Year / Since Inception(a)
Institutional Class	-0.82%	N/A	1.69%
Investor Class	-1.21%	2.24%	4.02%
(a) Institutional Class inception date was May 1, 2015.
Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Ratings as of December 31, 2018 (unaudited)
Rating	Percentage of Fund Investments
Aaa	51.91%
Aa1	0.27
Aa2	0.78
Aa3	1.63
A1	1.47
A2	2.83
A3	5.40
Baa1	7.65
Baa2	6.90
Baa3	4.65
Ba1	1.49
Ba2	0.76
Ba3	0.49
B1	0.47
B2	0.56
B3	0.68
CCC, CC, C	1.06
Not Rated	7.64
Short Term Investments	3.36
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 30, 2018 to December 31, 2018).

Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(06/30/18)	(12/31/18)	(06/30/18–12/31/18)
Institutional Class
Actual	$1,000.00	$1,009.30	$1.78
Hypothetical (5% return before expenses)	$1,000.00	$1,023.60	$1.79
Investor Class
Actual	$1,000.00	$1,006.60	$3.56
Hypothetical (5% return before expenses)	$1,000.00	$1,021.80	$3.57
* Expenses are equal to the Fund's annualized expense ratio of 0.36% for the Institutional Class shares and 0.71% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 185/365 days to reflect the one-half year period. The Fund’s annualized expense ratio includes expenses borne directly by the class plus the Fund’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests (0.01%).
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2018
Principal Amount		Fair Value
ASSET-BACKED SECURITIES
Non-Agency — 5.96%
$ 137,916	Ajax Mortgage Loan Trust(a)(b) Series 2017-B Class A 3.16%, 09/25/2056	$ 136,093
395,000	ALM XII Ltd(a)(c) Series 2015-12A Class A1R2 3.33%, 04/16/2027 3-mo. LIBOR + 0.89%	391,877
250,000	ALM XVI Ltd/ALM XVI LLC(a)(c) Series 2015-16A Class AAR2 3.35%, 07/15/2027 3-mo. LIBOR + 0.90%	246,797
454,000	AMMC XIV Ltd(a)(c) Series 2014-14A Class A1LR 3.76%, 07/25/2029 3-mo. LIBOR + 1.25%	450,348
	Anchorage Capital Ltd(a)(c)
	Series 2015-6A Class AR
272,000	3.72%, 07/15/2030 3-mo. LIBOR + 1.27%	269,444
	Series 2016-8A Class AR
425,000	6.16%, 07/28/2028 3-mo. LIBOR + 1.00%	419,149
250,000	Atlas Senior Loan Fund Ltd(a)(c) Series 2017-8A Class A 4.10%, 01/16/2030 3-mo. LIBOR + 1.30%	248,429
400,000	Atlas Senior Loan Fund V Ltd(a)(c) Series 2014-1A Class AR2 3.70%, 07/16/2029 3-mo. LIBOR + 1.26%	396,456
500,000	Atrium IX(a)(c) Series 2009A Class AR 3.95%, 05/28/2030 3-mo. LIBOR + 1.24%	496,592
108,561	Avery Point III Ltd(a)(c) Series 2013-3A Class AR 3.59%, 01/18/2025 3-mo. LIBOR + 1.12%	108,302
	Bain Capital Credit(a)(c)
	Series 2017-1A Class A1
250,000	3.73%, 07/20/2030 3-mo. LIBOR + 1.25%	248,302
	Series 2017-2A Class AR
454,000	3.76%, 07/25/2030 3-mo. LIBOR + 1.25%	449,829
179,504	Bayview Koitere Fund Trust(a)(b) Series 2017-RT4 Class A 3.50%, 07/28/2057	177,897
280,886	Bayview Mortgage Fund IV Trust(a)(b) Series 2017-RT3 Class A 3.50%, 01/28/2058	278,030
	Bayview Opportunity Master Fund IV Trust(a)(b)
	Series 2016-SPL2 Class A
Principal Amount		Fair Value
Non-Agency — (continued)
$ 132,327	4.00%, 06/28/2053	$ 132,526
	Series 2017-RT6 Class A
174,404	3.50%, 10/28/2057	172,898
	Series 2017-SPL3 Class A
71,594	4.00%, 11/28/2053	71,824
	Series 2017-SPL4 Class A
139,699	3.50%, 01/28/2055	138,449
	Series 2017-SPL5 Class A
89,490	3.50%, 06/28/2057	88,675
308,000	Benefit Street Partners V-B Ltd(a)(c) Series 2018-5BA Class A1A 3.57%, 04/20/2031 3-mo. LIBOR + 1.09%	304,059
	BlueMountain Ltd(a)(c)
	Series 2013-2A Class A1R
408,000	3.67%, 10/22/2030 3-mo. LIBOR + 1.18%	402,780
	Series 2015-2A Class A1R
400,000	3.40%, 07/18/2027 3-mo. LIBOR + 0.93%	394,427
250,000	Bristol Park Ltd(a)(c) Series 2016-1A Class A 3.86%, 04/15/2029 3-mo. LIBOR + 1.42%	249,683
500,000	Carlyle Global Market Strategies Ltd(a)(c) Series 2013-1A Class A1R 3.85%, 08/14/2030 3-mo. LIBOR + 1.22%	494,602
428,000	CIFC Funding Ltd(a)(c) Series 2012-2RA Class A1 3.28%, 01/20/2028 3-mo. LIBOR + 0.80%	420,670
20,454	CIG Auto Receivables Trust(a) Series 2017-1A Class A 2.71%, 05/15/2023	20,330
307,154	Citigroup Mortgage Loan Trust Inc Series 2018-RP2 Class A1 3.50%, 02/25/2058	307,844
50,832	Club Credit Trust(a) Series 2017-P2 Class A 2.61%, 01/15/2024	50,531
123,348	Credit Suisse Trust(a) Series 2018-LD1 Class A 3.42%, 07/25/2024	123,158
194,025	Domino's Pizza Master Issuer LLC(a) Series 2018-1A Class A2I 4.12%, 07/25/2048	191,419
	Dryden Senior Loan Fund(a)(c)
	Series 2017-49A Class A
250,000	3.65%, 07/18/2030 3-mo. LIBOR + 1.21%	247,237
	Series 2017-50A Class A1
407,000	3.67%, 07/15/2030 3-mo. LIBOR + 1.22%	402,525
61,240	Engs Commercial Finance Trust(a) Series 2018-1A Class A1 2.97%, 02/22/2021	61,065

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2018
Principal Amount		Fair Value
Non-Agency — (continued)
$ 33,200	Finance of America Structured Securities Trust(a)(b) Series 2017-HB1 Class A 2.32%, 11/25/2027	$ 33,124
450,000	Galaxy XXIX CLO Ltd(a)(c) Series 2018-29A Class A 3.41%, 11/15/2026 3-mo. LIBOR + 0.79%	445,393
250,000	Goldentree Loan Opportunities XI Ltd(a)(c) Series 2015-11A Class AR2 3.54%, 01/18/2031 3-mo. LIBOR + 1.07%	245,285
	KKR Ltd(a)(c)
	Series 2017-9 Class AR
268,000	3.72%, 07/15/2030 3-mo. LIBOR + 1.27%	266,171
	Series 2018 Class A
454,000	3.74%, 07/18/2030 3-mo. LIBOR + 1.27%	450,891
220,000	Kubota Credit Owner Trust(a) Series 2018-1A Class A4 3.21%, 01/15/2025	221,836
440,000	LCM XXV Ltd(a)(c) Series 2017-25A Class A 3.69%, 07/20/2030 3-mo. LIBOR + 1.21%	435,139
	Lendmark Funding Trust(a)
	Series 2017-1A Class A
237,000	2.83%, 12/22/2025	233,840
	Series 2017-2A Class A
100,000	2.80%, 05/20/2026	98,283
230,360	Magnetite IX Ltd(a)(c) Series 2014-9A Class A1R 3.51%, 07/25/2026 3-mo. LIBOR + 1.00%	230,339
409,000	Magnetite XI Ltd(a)(c) Series 2014-11A Class A1R 3.59%, 01/18/2027 3-mo. LIBOR + 1.12%	407,344
	Marlette Funding Trust(a)
	Series 2017-3A Class A
31,811	2.36%, 12/15/2024	31,716
	Series 2018-2A Class A
83,092	3.06%, 07/17/2028	82,966
	Mill City Mortgage Loan Trust(a)
	Series 2017-3 Class A1
309,410	2.75%, 01/25/2061	302,260
	Series 2018-1 Class A1
376,234	3.25%, 05/25/2062	372,379
	Series 2018-2 Class A1
299,841	3.50%, 05/25/2058	297,413
	Series 2018-3 Class A1
199,068	3.50%, 08/25/2058(b)	197,413
	Morgan Stanley Bank of America Merrill Lynch Trust
	Series 2016-C28 Class A4
316,000	3.54%, 01/15/2049	315,594
	Series 2016-C31 Class A5
Principal Amount		Fair Value
Non-Agency — (continued)
$ 65,000	3.10%, 11/15/2049	$ 62,881
	Nationstar HECM Loan Trust(a)
	Series 2017-2A Class A1
37,162	2.04%, 09/25/2027	37,045
	Series 2018-1A Class A
45,722	2.76%, 02/25/2028	45,699
	Series 2018-SB51 Class A5H
81,106	3.19%, 07/25/2028	81,079
	New Residential Mortgage LLC(a)(b)
	Series 2018-FNT1 Class A
260,148	3.61%, 05/25/2023	260,949
	Series 2018-GS10 Class A1
285,800	3.79%, 07/25/2054	288,142
	New Residential Mortgage Loan Trust(a)(b)
	Series 2017-6A Class A1
180,422	4.00%, 08/27/2057	181,297
	Series 2018-1A Class A1A
312,754	4.00%, 12/25/2057	314,244
255,000	Northwoods Capital XV Ltd(a)(c) Series 2017-15A Class A 4.12%, 06/20/2029 3-mo. LIBOR + 1.30%	252,877
	NRZ Excess Spread-Collateralized Notes(a)
	Series 2018-PLS1 Class A
304,572	3.19%, 01/25/2023	302,598
	Series 2018-PLS2 Class A
80,440	3.27%, 02/25/2023	80,305
284,000	OCP Ltd(a)(c) Series 2015-8A Class A1R 3.30%, 04/17/2027 3-mo. LIBOR + 0.85%	282,404
250,000	Octagon Investment Partners 33 Ltd(a)(c) Series 2017-1A Class A1 3.67%, 01/20/2031 3-mo. LIBOR + 1.19%	246,110
250,000	Octagon Investment Partners XV Ltd(a)(c) Series 2013-1A Class A1AR 3.69%, 07/19/2030 3-mo. LIBOR + 1.21%	246,712
217,982	Octagon Investment Partners XX Ltd(a)(c) Series 2014-1A Class AR 3.74%, 08/12/2026 3-mo. LIBOR + 1.13%	217,187
	OneMain Financial Issuance Trust(a)
	Series 2016-2A Class A
25,766	4.10%, 03/20/2028	25,827
	Series 2017-1A Class A1
208,000	2.37%, 09/14/2032	204,780
	Series 2018-1A Class A

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2018
Principal Amount		Fair Value
Non-Agency — (continued)
$ 228,000	3.30%, 03/14/2029	$ 228,166
315,000	OZLM Ltd(a)(c) Series 2014-9A Class A1AR 3.75%, 10/20/2031 3-mo. LIBOR + 1.28%	312,176
250,000	Palmer Square Loan Funding(a)(c) Series 2018-4A Class A2 3.70%, 11/15/2026 3-mo. LIBOR + 1.45%	248,314
	Prosper Marketplace Issuance Trust(a)
	Series 2017-3A Class A
21,721	2.36%, 11/15/2023	21,663
	Series 2018-1A Class A
66,442	3.11%, 06/17/2024	66,325
190,000	Regional Management Issuance Trust(a) Series 2018-1 Class A 3.83%, 07/15/2027	190,714
250,000	Santander Drive Auto Receivables Trust Series 2016-2 Class D 3.39%, 04/15/2022	250,389
67,471	Skopos Auto Receivables Trust(a) Series 2018-1A Class A 3.19%, 09/15/2021	67,415
	SoFi Consumer Loan Program LLC(a)
	Series 2017-3 Class A
109,279	2.77%, 05/25/2026	108,308
	Series 2017-4 Class A
48,297	2.50%, 05/26/2026	47,738
	Series 2017-6 Class A2
100,000	2.82%, 11/25/2026	99,177
	SoFi Consumer Loan Program Trust(a)
	Series 2018-1 Class A1
72,579	2.55%, 02/25/2027	72,162
	Series 2018-2 Class A1
105,084	2.93%, 04/26/2027	104,819
409,000	Sound Point III-R Ltd(a)(c) Series 2013-2RA Class A1 3.40%, 04/15/2029 3-mo. LIBOR + 0.95%	401,523
405,000	Sound Point X Ltd(a)(c) Series 2015-3A Class AR 3.37%, 01/20/2028 3-mo. LIBOR + 0.89%	399,000
460,000	Sound Point XIX Ltd(a)(c) Series 2018-1A Class A 3.45%, 04/15/2031 3-mo. LIBOR + 1.00%	448,080
250,000	Sounds Point IV-R Ltd(a)(c) Series 2013-3RA Class A 3.59%, 04/18/2031 3-mo. LIBOR + 1.15%	246,719
	Springleaf Funding Trust(a)
	Series 2016-AA Class A
97,672	2.90%, 11/15/2029	97,105
	Series 2017-AA Class A
Principal Amount		Fair Value
Non-Agency — (continued)
$ 215,000	2.68%, 07/15/2030	$ 211,299
100,000	SPS Servicer Advance(a) Series 2018-T1 Class AT1 3.62%, 10/17/2050	100,411
325,000	TICP CLO XII Ltd(a)(c) Series 2018-12A Class A 3.55%, 01/15/2031 3-mo. LIBOR + 1.11%	325,000
	Towd Point Mortgage Trust(a)
	Series 2016-4 Class A1
183,712	2.25%, 07/25/2056(b)	178,396
	Series 2017-2 Class A1
134,401	2.75%, 04/25/2057(b)	131,431
	Series 2017-3 Class A1
104,171	2.75%, 07/25/2057(b)	101,407
	Series 2017-4 Class A1
149,242	2.75%, 06/25/2057(b)	145,171
	Series 2017-5 Class A1
146,963	2.92%, 02/25/2057(c) 1-mo. LIBOR + 0.60%	146,161
	Series 2017-6 Class A1
463,976	2.75%, 10/25/2057(b)	453,008
	Series 2018-1 Class A1
86,321	3.00%, 01/25/2058(b)	84,727
	Series 2018-2 Class A1
312,436	3.25%, 03/25/2058(b)	307,752
	Series 2018-3 Class A1
224,122	3.75%, 05/25/2058(b)	223,893
409,000	Tryon Park Ltd(a)(c) Series 2013-1A Class A1JR 3.70%, 04/15/2029 3-mo. LIBOR + 1.25%	405,869
260,000	Vibrant VI Ltd(a)(c) Series 2017-6A Class A 4.06%, 06/20/2029 3-mo. LIBOR + 1.24%	257,108
	Voya Ltd(a)(c)
	Series 2016-1A Class A1R
270,000	3.54%, 01/20/2031 3-mo. LIBOR + 1.07%	264,266
	Series 2017-3A Class A1A
250,000	3.71%, 07/20/2030 3-mo. LIBOR + 1.23%	246,949
	Series 2017-4A Class A1
250,000	3.58%, 10/15/2030 3-mo. LIBOR + 1.13%	245,645
59,400	Wendy's Funding LLC(a) Series 2018-1A Class A2II 3.88%, 03/15/2048	55,970
	Zais Ltd(a)(c)
	Series 2016-2A CLA1
250,000	3.82%, 10/15/2028 3-mo. LIBOR + 1.53%	249,997
	Series 2017-1A Class A1
263,000	3.82%, 07/15/2029 3-mo. LIBOR + 1.37%	261,516
TOTAL ASSET-BACKED SECURITIES — 5.96% (Cost $24,466,979)		$ 24,195,538

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2018
Principal Amount		Fair Value
CORPORATE BONDS AND NOTES
Basic Materials — 1.43%
$ 75,000	Alpha 3 BV / Alpha US Bidco Inc(a) 6.25%, 02/01/2025	$ 70,500
	Carpenter Technology Corp
200,000	5.20%, 07/15/2021	200,201
600,000	4.45%, 03/01/2023	582,951
100,000	Clearwater Paper Corp(a)(d) 5.38%, 02/01/2025	90,250
50,000	Coeur Mining Inc 5.88%, 06/01/2024	44,000
75,000	Compass Minerals International Inc(a) 4.88%, 07/15/2024	67,875
	DowDuPont Inc
220,000	4.21%, 11/15/2023	224,947
305,000	4.73%, 11/15/2028	316,321
	Freeport-McMoRan Inc
100,000	3.88%, 03/15/2023	92,500
50,000	5.40%, 11/14/2034	39,375
250,000	Gold Fields Orogen Holdings BVI Ltd(a) 4.88%, 10/07/2020	247,200
75,000	Hexion Inc 6.63%, 04/15/2020	59,812
50,000	Hudbay Minerals Inc(a) 7.63%, 01/15/2025	48,875
250,000	Incitec Pivot Finance LLC(a) 6.00%, 12/10/2019	255,524
600,000	International Paper Co 4.40%, 08/15/2047	505,312
50,000	Methanex Corp 5.65%, 12/01/2044	44,904
	Platform Specialty Products Corp(a)
125,000	6.50%, 02/01/2022	125,000
50,000	5.88%, 12/01/2025	46,750
50,000	PQ Corp(a) 5.75%, 12/15/2025	46,250
1,000,000	Reliance Steel & Aluminum Co 4.50%, 04/15/2023	1,010,414
	RPM International Inc
110,000	6.13%, 10/15/2019	112,004
100,000	5.25%, 06/01/2045	98,377
200,000	SABIC Capital II BV(a) 4.00%, 10/10/2023	199,000
145,000	Sherwin-Williams Co 3.45%, 06/01/2027	135,240
250,000	Southern Copper Corp 6.75%, 04/16/2040	276,338
150,000	Starfruit Finco BV / Starfruit US Holdco LLC(a)(d) 8.00%, 10/01/2026	138,750
	Syngenta Finance NV(a)
200,000	4.89%, 04/24/2025	189,189
200,000	5.18%, 04/24/2028	185,574
75,000	Teck Resources Ltd 6.13%, 10/01/2035	71,625
	Vale Overseas Ltd
185,000	6.25%, 08/10/2026	199,800
Principal Amount		Fair Value
Basic Materials — (continued)
$ 65,000	6.88%, 11/10/2039	$ 75,075
		5,799,933
Communications — 4.46%
50,000	Acosta Inc(a) 7.75%, 10/01/2022	9,250
	Alibaba Group Holding Ltd
600,000	3.60%, 11/28/2024	586,870
200,000	3.40%, 12/06/2027	185,041
200,000	4.20%, 12/06/2047	177,580
200,000	Altice SA(a) 7.38%, 05/01/2026	183,500
	Amazon.com Inc
25,000	2.80%, 08/22/2024	24,297
525,000	3.88%, 08/22/2037	510,346
65,000	4.95%, 12/05/2044	72,156
	AMC Networks Inc
75,000	5.00%, 04/01/2024	71,062
25,000	4.75%, 08/01/2025	22,688
25,000	Anixter Inc(a) 6.00%, 12/01/2025	24,813
	AT&T Inc
500,000	3.95%, 01/15/2025	489,131
415,000	4.30%, 02/15/2030	392,435
1,075,000	4.80%, 06/15/2044	964,366
50,000	4.75%, 05/15/2046	44,501
280,000	Bell Canada Inc 4.46%, 04/01/2048	270,665
50,000	CBS Radio Inc(a)(d) 7.25%, 11/01/2024	46,500
	CCO Holdings LLC / CCO Holdings Capital Corp
50,000	5.13%, 02/15/2023	48,750
125,000	5.75%, 02/15/2026(a)	122,500
50,000	5.88%, 05/01/2027(a)	48,500
75,000	5.00%, 02/01/2028(a)	69,000
	Charter Communications Operating LLC / Charter Communications Operating Capital
110,000	4.46%, 07/23/2022	111,051
150,000	4.91%, 07/23/2025	149,086
200,000	4.20%, 03/15/2028	187,395
170,000	6.48%, 10/23/2045	175,456
235,000	5.38%, 05/01/2047	213,210
70,000	5.75%, 04/01/2048	65,628
	Comcast Corp
100,000	3.38%, 08/15/2025	97,487
475,000	3.95%, 10/15/2025	480,840
85,000	2.35%, 01/15/2027	76,074
1,730,000	3.30%, 02/01/2027	1,649,683
65,000	4.15%, 10/15/2028	66,044
75,000	4.25%, 10/15/2030	75,902
185,000	4.60%, 10/15/2038	187,020
50,000	4.05%, 11/01/2052	44,944

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2018
Principal Amount		Fair Value
Communications — (continued)
$ 35,000	4.95%, 10/15/2058	$ 35,638
50,000	CommScope Technologies LLC(a) 6.00%, 06/15/2025	45,500
	Cox Communications Inc(a)
55,000	3.15%, 08/15/2024	52,906
450,000	3.35%, 09/15/2026	415,387
95,000	6.95%, 06/01/2038	106,251
35,000	4.50%, 06/30/2043	29,551
	CSC Holdings LLC(a)
200,000	7.75%, 07/15/2025	203,500
200,000	5.50%, 04/15/2027	186,000
400,000	Deutsche Telekom International Finance BV(a) 3.60%, 01/19/2027	377,468
	Discovery Communications LLC
101,000	3.80%, 03/13/2024	98,522
52,000	3.95%, 06/15/2025(a)	49,972
105,000	4.90%, 03/11/2026	105,822
185,000	3.95%, 03/20/2028	171,641
	DISH DBS Corp
125,000	5.88%, 11/15/2024	100,625
50,000	7.75%, 07/01/2026	41,375
100,000	Gray Television Inc(a) 5.88%, 07/15/2026	93,230
	Grupo Televisa SAB
250,000	6.63%, 03/18/2025	274,479
450,000	5.00%, 05/13/2045	393,545
75,000	iHeartCommunications Inc(e)(f) 9.00%, 03/01/2021	50,250
	Intelsat Jackson Holdings SA
50,000	5.50%, 08/01/2023	43,500
75,000	8.50%, 10/15/2024(a)	72,750
25,000	9.75%, 07/15/2025(a)	25,070
25,000	LIN Television Corp 5.88%, 11/15/2022	24,938
75,000	Match Group Inc(a) 5.00%, 12/15/2027	68,812
100,000	Nexstar Broadcasting Inc(a) 5.63%, 08/01/2024	93,500
	Sinclair Television Group Inc(a)
75,000	5.63%, 08/01/2024	70,312
50,000	5.88%, 03/15/2026	46,625
	Sirius XM Radio Inc(a)
50,000	6.00%, 07/15/2024	50,125
75,000	5.38%, 04/15/2025	71,062
25,000	5.00%, 08/01/2027	22,844
575,000	Sky Ltd(a) 3.75%, 09/16/2024	572,848
50,000	Sprint Capital Corp 6.88%, 11/15/2028	47,250
	Sprint Corp
25,000	7.13%, 06/15/2024	24,777
200,000	7.63%, 02/15/2025	200,000
50,000	7.63%, 03/01/2026	49,375
	T-Mobile USA Inc
50,000	5.13%, 04/15/2025	48,562
150,000	4.50%, 02/01/2026	137,625
Principal Amount		Fair Value
Communications — (continued)
	Telefonica Emisiones SAU
$ 150,000	4.10%, 03/08/2027	$ 144,636
300,000	7.05%, 06/20/2036	342,168
260,000	5.21%, 03/08/2047	238,300
205,000	4.90%, 03/06/2048	181,170
200,000	Telenet Finance Luxembourg Notes SARL(a) 5.50%, 03/01/2028	181,000
	Time Warner Cable LLC
100,000	4.00%, 09/01/2021	99,388
50,000	6.55%, 05/01/2037	51,361
500,000	5.50%, 09/01/2041	442,412
65,000	4.50%, 09/15/2042	52,315
255,000	Tencent Holdings Ltd(a) 2.99%, 01/19/2023	247,805
75,000	Tribune Media Co 5.88%, 07/15/2022	75,375
	Verizon Communications Inc
300,000	5.15%, 09/15/2023	319,471
185,000	4.33%, 09/21/2028	185,875
465,000	4.50%, 08/10/2033	459,375
25,000	5.25%, 03/16/2037	26,069
150,000	4.81%, 03/15/2039	147,565
750,000	4.13%, 08/15/2046	662,622
350,000	4.52%, 09/15/2048	328,350
	Viacom Inc
225,000	4.25%, 09/01/2023	224,108
160,000	4.38%, 03/15/2043	126,994
200,000	Virgin Media Secured Finance PLC(a) 5.25%, 01/15/2026	183,250
	Vodafone Group PLC
200,000	4.13%, 05/30/2025	197,664
290,000	4.38%, 05/30/2028	281,487
280,000	5.25%, 05/30/2048	263,210
	Warner Media LLC
100,000	2.95%, 07/15/2026	89,450
140,000	3.80%, 02/15/2027	131,433
		18,128,261
Consumer, Cyclical — 1.99%
150,000	1011778 BC Unlimited Liability Co / New Red Finance Inc(a) 5.00%, 10/15/2025	138,000
125,000	Adient Global Holdings(a) 4.88%, 08/15/2026	95,625
75,000	American Axle & Manufacturing Inc 6.50%, 04/01/2027	67,125
100,000	American Builders & Contractors Supply Co Inc(a) 5.88%, 05/15/2026	95,219
50,000	Aramark Services Inc(a) 5.00%, 04/01/2025	48,875
75,000	Boyd Gaming Corp 6.88%, 05/15/2023	75,750
100,000	Caesars Resort Collection LLC / CRC Finco Inc(a) 5.25%, 10/15/2025	86,000

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2018
Principal Amount		Fair Value
Consumer, Cyclical — (continued)
$ 400,000	Cintas Corp No 2 3.70%, 04/01/2027	$ 390,879
50,000	Core & Main LP(a) 6.13%, 08/15/2025	44,375
800,000	Daimler Finance North America LLC(a) 3.35%, 02/22/2023	789,041
	Dana Financing Luxembourg SARL(a)
25,000	5.75%, 04/15/2025	23,312
75,000	6.50%, 06/01/2026	71,906
	Delta Air Lines Inc
75,000	3.63%, 03/15/2022	73,391
100,000	3.80%, 04/19/2023	98,395
500,000	Dollar Tree Inc 3.70%, 05/15/2023	489,038
50,000	Eldorado Resorts Inc 6.00%, 04/01/2025	48,232
	Ferrellgas LP / Ferrellgas Finance Corp
50,000	6.50%, 05/01/2021	41,000
50,000	6.75%, 01/15/2022	40,750
	Ford Motor Co
40,000	4.35%, 12/08/2026(d)	35,706
365,000	4.75%, 01/15/2043	282,550
70,000	5.29%, 12/08/2046	57,535
	General Motors Co
145,000	6.25%, 10/02/2043	136,061
400,000	5.20%, 04/01/2045	332,090
185,000	6.75%, 04/01/2046	179,286
165,000	5.40%, 04/01/2048(d)	140,689
50,000	5.95%, 04/01/2049	45,138
50,000	Goodyear Tire & Rubber Co(d) 5.00%, 05/31/2026	45,000
50,000	Hilton Domestic Operating Co Inc(a) 5.13%, 05/01/2026	48,000
	Home Depot Inc
70,000	3.25%, 03/01/2022	70,723
400,000	2.80%, 09/14/2027	375,654
85,000	5.88%, 12/16/2036	101,903
35,000	4.25%, 04/01/2046	34,931
200,000	IHO Verwaltungs GmbH(a)(g) 4.75%, 09/15/2026 PIK rate, 5.50%	174,114
50,000	JB Poindexter & Co Inc(a) 7.13%, 04/15/2026	46,750
75,000	KFC Holding Co / Pizza Hut Holdings LLC / Taco Bell of America LLC(a) 5.25%, 06/01/2026	72,565
40,000	Lowe's Cos Inc 3.70%, 04/15/2046	32,667
	McDonald's Corp
55,000	3.35%, 04/01/2023	54,719
50,000	4.45%, 03/01/2047	47,871
	MGM Resorts International
25,000	6.00%, 03/15/2023	25,125
Principal Amount		Fair Value
Consumer, Cyclical — (continued)
$ 50,000	5.75%, 06/15/2025	$ 48,250
25,000	Mohegan Gaming & Entertainment(a)(d) 7.88%, 10/15/2024	23,344
475,000	Nissan Motor Acceptance Corp(a) 2.65%, 07/13/2022	454,203
	Party City Holdings Inc(a)
50,000	6.13%, 08/15/2023	49,125
50,000	6.63%, 08/01/2026(d)	45,500
50,000	Performance Food Group Inc(a) 5.50%, 06/01/2024	48,375
25,000	PetSmart Inc(a) 7.13%, 03/15/2023	14,563
50,000	Rite Aid Corp(a) 6.13%, 04/01/2023	39,500
75,000	Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp(a) 6.13%, 08/15/2021	72,750
50,000	Sally Holdings LLC / Sally Capital Inc(d) 5.63%, 12/01/2025	46,000
100,000	Seminole Hard Rock Entertainment Inc / Seminole Hard Rock International LLC(a) 5.88%, 05/15/2021	99,750
50,000	Six Flags Entertainment Corp(a) 5.50%, 04/15/2027	47,125
	Starbucks Corp
245,000	3.80%, 08/15/2025	242,395
25,000	4.00%, 11/15/2028	24,708
75,000	Stars Group Holdings BV / Stars Group US Co-Borrower LLC(a) 7.00%, 07/15/2026	72,937
75,000	Station Casinos LLC(a) 5.00%, 10/01/2025	67,875
	Suburban Propane Partners LP / Suburban Energy Finance Corp
50,000	5.50%, 06/01/2024	46,500
50,000	5.75%, 03/01/2025	45,750
50,000	Sugarhouse HSP Gaming Property Mezz LP / Sugarhouse HSP Gaming Finance Corp(a) 5.88%, 05/15/2025	46,750
220,000	Toyota Motor Credit Corp 2.70%, 01/11/2023	213,867
200,000	Under Armour Inc 3.25%, 06/15/2026	166,629
50,000	VOC Escrow Ltd(a) 5.00%, 02/15/2028	46,125
	Volkswagen Group of America Finance LLC(a)
200,000	3.88%, 11/13/2020	200,937
200,000	4.00%, 11/12/2021	200,401

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2018
Principal Amount		Fair Value
Consumer, Cyclical — (continued)
$ 350,000	4.25%, 11/13/2023	$ 347,109
250,000	Walmart Inc 3.40%, 06/26/2023	252,561
50,000	Wyndham Hotels & Resorts Inc(a) 5.38%, 04/15/2026	48,000
		8,067,019
Consumer, Non-Cyclical — 6.91%
	Abbott Laboratories
115,000	2.90%, 11/30/2021	113,857
250,000	4.90%, 11/30/2046	262,787
	Acadia Healthcare Co Inc
50,000	5.63%, 02/15/2023	47,375
75,000	6.50%, 03/01/2024	72,375
110,000	Aetna Inc 2.80%, 06/15/2023	104,604
100,000	Air Medical Group Holdings Inc(a)(d) 6.38%, 05/15/2023	84,500
	Albertsons Cos LLC / Safeway Inc / New Albertsons Inc / Albertson's LLC
50,000	6.63%, 06/15/2024	46,375
100,000	5.75%, 03/15/2025	87,500
140,000	Allergan Funding SCS 3.45%, 03/15/2022	137,852
	Altria Group Inc
34,000	9.25%, 08/06/2019	35,140
190,000	2.85%, 08/09/2022	182,386
40,000	5.38%, 01/31/2044	37,327
150,000	3.88%, 09/16/2046	114,411
105,000	Amgen Inc 2.65%, 05/11/2022	102,589
	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide Inc(a)
1,635,000	3.65%, 02/01/2026	1,545,467
500,000	4.90%, 02/01/2046	464,285
	Anheuser-Busch InBev Worldwide Inc
100,000	3.50%, 01/12/2024	97,699
5,000	3.75%, 07/15/2042	3,949
55,000	4.60%, 04/15/2048	49,374
135,000	4.44%, 10/06/2048	116,740
155,000	4.75%, 04/15/2058	135,128
	Anthem Inc
75,000	3.65%, 12/01/2027	71,699
75,000	4.10%, 03/01/2028	73,554
115,000	4.63%, 05/15/2042	110,986
500,000	Astrazeneca PLC 4.00%, 01/17/2029	492,502
440,000	Automatic Data Processing Inc 3.38%, 09/15/2025	436,638
	Avantor Inc(a)
25,000	6.00%, 10/01/2024	24,563
75,000	9.00%, 10/01/2025	75,000
100,000	B&G Foods Inc(d) 5.25%, 04/01/2025	93,000
Principal Amount		Fair Value
Consumer, Non-Cyclical — (continued)
	BAT Capital Corp
$ 420,000	2.30%, 08/14/2020	$ 409,992
120,000	3.22%, 08/15/2024	110,515
380,000	3.56%, 08/15/2027	337,534
185,000	4.39%, 08/15/2037	151,576
400,000	4.54%, 08/15/2047	318,825
	Bausch Health Cos Inc(a)
150,000	5.88%, 05/15/2023	138,750
75,000	6.13%, 04/15/2025	65,438
	Bayer US Finance II LLC(a)
300,000	3.88%, 12/15/2023	294,538
235,000	4.25%, 12/15/2025	228,823
300,000	Bayer US Finance LLC(a) 3.38%, 10/08/2024	282,876
	Becton Dickinson & Co
205,000	3.36%, 06/06/2024	196,883
120,000	3.73%, 12/15/2024	115,910
135,000	3.70%, 06/06/2027	127,626
160,000	Boston Scientific Corp 4.00%, 03/01/2028	155,393
205,000	Cardinal Health Inc 2.62%, 06/15/2022	197,474
	Celgene Corp
200,000	3.90%, 02/20/2028	187,706
175,000	5.00%, 08/15/2045	162,022
300,000	4.35%, 11/15/2047	252,971
50,000	Centene Corp(a) 5.38%, 06/01/2026	48,625
50,000	Charles River Laboratories International Inc(a) 5.50%, 04/01/2026	49,250
	CHS / Community Health Systems Inc
50,000	6.88%, 02/01/2022(d)	22,750
75,000	6.25%, 03/31/2023	68,160
180,000	Church & Dwight Co Inc 3.15%, 08/01/2027	169,413
	Cigna Corp
300,000	3.75%, 07/15/2023(a)	298,982
420,000	4.13%, 11/15/2025(a)	419,603
100,000	3.05%, 10/15/2027	91,528
595,000	4.38%, 10/15/2028(a)	598,683
40,000	3.88%, 10/15/2047	33,447
300,000	Coca-Cola Femsa SAB de CV 4.63%, 02/15/2020	305,557
	Conagra Brands Inc
55,000	3.80%, 10/22/2021	55,017
20,000	4.60%, 11/01/2025	20,072
80,000	5.30%, 11/01/2038	75,675
	Constellation Brands Inc
20,000	2.70%, 05/09/2022	19,317
140,000	2.65%, 11/07/2022	134,047
100,000	4.40%, 11/15/2025(d)	100,243
225,000	3.60%, 02/15/2028	207,334
355,000	4.65%, 11/15/2028	353,756
10,000	4.50%, 05/09/2047	9,140
	CVS Health Corp
165,000	2.75%, 12/01/2022	158,788
430,000	4.10%, 03/25/2025	426,226

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2018
Principal Amount		Fair Value
Consumer, Non-Cyclical — (continued)
$ 155,000	2.88%, 06/01/2026	$ 141,250
150,000	4.30%, 03/25/2028	146,878
350,000	5.13%, 07/20/2045	341,123
650,000	5.05%, 03/25/2048	633,036
	Danone SA(a)
300,000	2.08%, 11/02/2021	289,803
350,000	2.59%, 11/02/2023	332,719
125,000	Endo Designated Activity Co / Endo Finance LLC / Endo Finco Inc(a) 6.00%, 07/15/2023	95,313
50,000	Envision Healthcare Corp(a)(d) 8.75%, 10/15/2026	43,250
	Equifax Inc
250,000	2.30%, 06/01/2021	242,456
125,000	3.60%, 08/15/2021	124,809
55,000	ERAC USA Finance LLC(a) 7.00%, 10/15/2037	68,445
50,000	First Quality Finance Co Inc(a) 5.00%, 07/01/2025	44,750
310,000	Flowers Foods Inc 3.50%, 10/01/2026	296,037
75,000	Garda World Security Corp(a) 8.75%, 05/15/2025	68,250
	General Mills Inc
200,000	3.70%, 10/17/2023	198,820
140,000	4.55%, 04/17/2038	130,034
280,000	4.70%, 04/17/2048(d)	256,598
	Gilead Sciences Inc
85,000	2.50%, 09/01/2023	81,993
260,000	4.15%, 03/01/2047	239,836
165,000	GlaxoSmithKline Capital Inc 3.63%, 05/15/2025	166,126
	Grupo Bimbo SAB de CV(a)
10,000	4.50%, 01/25/2022	10,185
400,000	4.88%, 06/27/2044	369,212
50,000	HCA Healthcare Inc 6.25%, 02/15/2021	51,125
	HCA Inc
125,000	5.25%, 04/15/2025	124,375
125,000	5.88%, 02/15/2026	124,375
25,000	5.38%, 09/01/2026	24,313
200,000	Heineken NV(a) 4.35%, 03/29/2047	190,447
45,000	Humana Inc 2.50%, 12/15/2020	44,312
400,000	IHS Markit Ltd 4.75%, 08/01/2028	390,512
200,000	Jaguar Holding Co II / Pharmaceutical Product Development LLC(a) 6.38%, 08/01/2023	191,118
	Johnson & Johnson
225,000	2.63%, 01/15/2025	216,727
75,000	3.55%, 03/01/2036	71,187
800,000	Kerry Group Financial Services(a) 3.20%, 04/09/2023	774,733
	Keurig Dr Pepper Inc(a)
195,000	4.06%, 05/25/2023	194,195
Principal Amount		Fair Value
Consumer, Non-Cyclical — (continued)
$ 130,000	4.42%, 05/25/2025	$ 129,454
	Kraft Heinz Foods Co
335,000	4.63%, 01/30/2029	331,427
375,000	4.38%, 06/01/2046	309,335
450,000	Kroger Co 4.45%, 02/01/2047	394,791
	Mallinckrodt International Finance SA / Mallinckrodt CB LLC(a)
50,000	5.63%, 10/15/2023	38,000
125,000	5.50%, 04/15/2025(d)	86,250
600,000	McCormick & Co Inc 3.40%, 08/15/2027	567,127
400,000	Mead Johnson Nutrition Co 4.60%, 06/01/2044	411,015
50,000	MEDNAX Inc(a) 6.25%, 01/15/2027	48,250
95,000	Medtronic Inc 4.63%, 03/15/2045	99,738
175,000	MPH Acquisition Holdings LLC(a) 7.13%, 06/01/2024	163,187
	Mylan Inc(a)
80,000	4.55%, 04/15/2028	74,605
45,000	5.20%, 04/15/2048	37,149
	Mylan NV
80,000	3.15%, 06/15/2021	78,341
149,000	3.95%, 06/15/2026	135,868
325,000	Nestle Holdings Inc(a) 3.35%, 09/24/2023	328,196
25,000	Nielsen Co SARL(a)(d) 5.00%, 02/01/2025	23,375
75,000	Nielsen Finance LLC / Nielsen Finance Co(a) 5.00%, 04/15/2022	71,625
200,000	Ortho-Clinical Diagnostics Inc / Ortho-Clinical Diagnostics SA(a) 6.63%, 05/15/2022	180,000
600,000	Pepsico Inc(d) 3.00%, 10/15/2027	576,483
25,000	Polaris Intermediate Corp(a)(g) 8.50%, 12/01/2022 PIK rate, 9.25%	22,803
175,000	Post Holdings Inc(a) 5.75%, 03/01/2027	164,062
	Prestige Brands Inc(a)
150,000	5.38%, 12/15/2021	146,625
25,000	6.38%, 03/01/2024	24,125
200,000	Reckitt Benckiser Treasury Services PLC(a) 3.00%, 06/26/2027	185,948
	Refinitiv US Holdings Inc(a)
25,000	6.25%, 05/15/2026	24,125
25,000	8.25%, 11/15/2026	22,844
50,000	RegionalCare Hospital Partners Holdings Inc / LifePoint Health Inc(a)(d) 9.75%, 12/01/2026	47,375

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2018
Principal Amount		Fair Value
Consumer, Non-Cyclical — (continued)
$ 165,000	Shire Acquisitions Investments Ireland Designated Activity Co 2.40%, 09/23/2021	$ 159,545
320,000	Smithfield Foods Inc(a) 2.65%, 10/03/2021	305,812
150,000	Sotera Health Holdings LLC(a) 6.50%, 05/15/2023	143,625
50,000	Sotera Health Topco Inc(a)(g) 8.13%, 11/01/2021 PIK rate, 8.13%	47,000
75,000	Surgery Center Holdings Inc(a)(d) 6.75%, 07/01/2025	63,750
150,000	Team Health Holdings Inc(a)(d) 6.38%, 02/01/2025	122,438
75,000	Teleflex Inc 5.25%, 06/15/2024	74,625
	Tenet Healthcare Corp
50,000	6.75%, 06/15/2023(d)	46,938
50,000	4.63%, 07/15/2024	46,500
50,000	5.13%, 05/01/2025	46,625
50,000	7.00%, 08/01/2025(d)	46,250
600,000	Teva Pharmaceutical Finance Netherlands III BV 3.15%, 10/01/2026	458,164
190,000	Thermo Fisher Scientific Inc 3.00%, 04/15/2023	184,838
120,000	Total System Services Inc 4.80%, 04/01/2026	120,989
	Tyson Foods Inc
160,000	3.90%, 09/28/2023	159,767
250,000	5.15%, 08/15/2044	244,238
	United Rentals North America Inc
50,000	6.50%, 12/15/2026	49,250
75,000	5.50%, 05/15/2027	69,563
	UnitedHealth Group Inc
165,000	1.70%, 02/15/2019	164,734
80,000	3.70%, 12/15/2025	80,837
750,000	2.95%, 10/15/2027	708,979
60,000	4.25%, 04/15/2047	59,564
135,000	3.75%, 10/15/2047	123,733
10,000	4.25%, 06/15/2048	10,009
75,000	US Foods Inc(a) 5.88%, 06/15/2024	72,938
	Valeant Pharmaceuticals International(a)
50,000	9.25%, 04/01/2026	50,000
50,000	8.50%, 01/31/2027(d)	48,500
150,000	Verisk Analytics Inc 4.13%, 09/12/2022	151,942
50,000	Vizient Inc(a) 10.38%, 03/01/2024	53,000
25,000	WellCare Health Plans Inc(a) 5.38%, 08/15/2026	24,125
Principal Amount		Fair Value
Consumer, Non-Cyclical — (continued)
$ 75,000	West Street Merger Sub Inc(a) 6.38%, 09/01/2025	$ 66,375
		28,065,245
Diversified — 0.21%
800,000	CK Hutchison International 17 II Ltd(a) 2.75%, 03/29/2023	772,829
75,000	Trident Merger Sub Inc(a) 6.63%, 11/01/2025	66,750
		839,579
Energy — 4.31%
	Anadarko Petroleum Corp
500,000	3.45%, 07/15/2024	474,236
60,000	6.60%, 03/15/2046	66,328
120,000	Andeavor Logistics LP / Tesoro Logistics Finance Corp 4.25%, 12/01/2027	113,345
75,000	Antero Midstream Partners LP / Antero Midstream Finance Corp 5.38%, 09/15/2024	69,937
300,000	Apache Corp 4.75%, 04/15/2043	257,564
50,000	Apergy Corp 6.38%, 05/01/2026	48,500
50,000	Berry Petroleum Co LLC(a) 7.00%, 02/15/2026	45,000
	BP Capital Markets America Inc
500,000	2.75%, 05/10/2023	485,474
290,000	3.79%, 02/06/2024	293,109
300,000	BP Capital Markets PLC 3.06%, 03/17/2022	297,256
	Callon Petroleum Co
50,000	6.13%, 10/01/2024	46,500
25,000	6.38%, 07/01/2026	23,250
	Canadian Natural Resources Ltd
300,000	2.95%, 01/15/2023	286,737
30,000	3.80%, 04/15/2024	29,582
250,000	3.90%, 02/01/2025	242,854
145,000	3.85%, 06/01/2027	136,857
	Carrizo Oil & Gas Inc
25,000	6.25%, 04/15/2023(d)	23,125
50,000	8.25%, 07/15/2025	49,000
75,000	Cheniere Corpus Christi Holdings LLC 5.88%, 03/31/2025	74,625
	Cheniere Energy Partners LP
25,000	5.25%, 10/01/2025	23,313
50,000	5.63%, 10/01/2026(a)	46,750
	Chesapeake Energy Corp(d)
50,000	7.00%, 10/01/2024	43,250
75,000	8.00%, 06/15/2027	63,000
250,000	Cimarex Energy Co 3.90%, 05/15/2027	232,112

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2018
Principal Amount		Fair Value
Energy — (continued)
$ 500,000	CNPC HK Overseas Capital Ltd(a) 5.95%, 04/28/2041	$ 598,701
50,000	CNX Midstream Partners LP / CNX Midstream Finance Corp(a) 6.50%, 03/15/2026	47,500
350,000	Columbia Pipeline Group Inc 5.80%, 06/01/2045	375,760
75,000	CrownRock LP / CrownRock Financial Inc(a) 5.63%, 10/15/2025	67,500
50,000	CVR Refining LLC / Coffeyville Finance Inc 6.50%, 11/01/2022	49,250
690,000	Enbridge Energy Partners LP 5.50%, 09/15/2040	715,134
264,000	Encana Corp 3.90%, 11/15/2021	264,212
50,000	Endeavor Energy Resources LP / EER Finance Inc(a) 5.75%, 01/30/2028	51,010
	Energy Transfer Partners LP
60,000	4.20%, 09/15/2023	59,129
250,000	5.15%, 03/15/2045	217,116
210,000	6.00%, 06/15/2048	204,746
	Enterprise Products Operating LLC
500,000	3.90%, 02/15/2024	502,958
400,000	4.25%, 02/15/2048	355,048
195,000	4.80%, 02/01/2049	189,695
100,000	Enviva Partners LP / Enviva Partners Finance Corp 8.50%, 11/01/2021	102,500
50,000	EP Energy LLC / Everest Acquisition Finance Inc(a)(d) 8.00%, 11/29/2024	37,250
	Gulfport Energy Corp
50,000	6.63%, 05/01/2023	47,250
25,000	6.38%, 05/15/2025	22,125
105,000	Hess Corp 5.80%, 04/01/2047	94,419
100,000	Holly Energy Partners LP / Holly Energy Finance Corp(a) 6.00%, 08/01/2024	98,000
	Husky Energy Inc
150,000	6.15%, 06/15/2019	152,175
300,000	4.00%, 04/15/2024	296,871
50,000	Jagged Peak Energy LLC(a) 5.88%, 05/01/2026	46,500
220,000	Kerr-McGee Corp 6.95%, 07/01/2024	245,252
	Kinder Morgan Energy Partners LP
250,000	5.80%, 03/01/2021	260,887
300,000	5.00%, 03/01/2043	272,522
400,000	Kinder Morgan Inc 5.20%, 03/01/2048	382,839
25,000	Laredo Petroleum Inc(d) 6.25%, 03/15/2023	22,438
Principal Amount		Fair Value
Energy — (continued)
	Marathon Oil Corp
$ 95,000	2.80%, 11/01/2022	$ 89,222
500,000	3.85%, 06/01/2025	469,262
175,000	4.40%, 07/15/2027	166,376
	Marathon Petroleum Corp
300,000	3.63%, 09/15/2024	291,891
65,000	3.80%, 04/01/2028(a)	61,035
300,000	4.75%, 09/15/2044	264,816
	MPLX LP
105,000	4.13%, 03/01/2027	100,025
225,000	4.00%, 03/15/2028	211,006
55,000	4.70%, 04/15/2048	47,718
200,000	4.90%, 04/15/2058	167,292
50,000	Nine Energy Service Inc(a) 8.75%, 11/01/2023	47,500
75,000	NuStar Logistics LP 5.63%, 04/28/2027	69,937
50,000	Oasis Petroleum Inc(d) 6.88%, 01/15/2023	46,188
25,000	Parsley Energy LLC / Parsley Finance Corp(a) 5.63%, 10/15/2027	22,719
	PDC Energy Inc
25,000	6.13%, 09/15/2024	23,125
25,000	5.75%, 05/15/2026	22,250
400,000	Petro-Canada 6.80%, 05/15/2038	465,799
	Petroleos Mexicanos
1,025,000	4.88%, 01/18/2024	955,300
35,000	6.50%, 01/23/2029	32,638
45,000	6.75%, 09/21/2047	37,210
80,000	6.35%, 02/12/2048	63,722
95,000	Phillips 66 3.90%, 03/15/2028	91,824
	Pioneer Natural Resources Co
50,000	3.95%, 07/15/2022	50,146
20,000	4.45%, 01/15/2026	20,202
50,000	Precision Drilling Corp 7.75%, 12/15/2023	46,063
50,000	QEP Resources Inc 5.25%, 05/01/2023	44,250
50,000	Range Resources Corp(d) 4.88%, 05/15/2025	41,000
40,000	Sabine Pass Liquefaction LLC 4.20%, 03/15/2028	38,283
	SESI LLC
50,000	7.13%, 12/15/2021	42,500
50,000	7.75%, 09/15/2024	39,750
50,000	Shelf Drilling Holdings Ltd(a) 8.25%, 02/15/2025	42,750
	Shell International Finance BV
400,000	4.13%, 05/11/2035	400,923
40,000	4.38%, 05/11/2045	41,170
175,000	4.00%, 05/10/2046	169,236
75,000	SM Energy Co(d) 6.75%, 09/15/2026	67,125
200,000	Southeast Supply Header LLC(a) 4.25%, 06/15/2024	201,625

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2018
Principal Amount		Fair Value
Energy — (continued)
$ 550,000	Southern Natural Gas Co LLC(a) 4.80%, 03/15/2047	$ 524,153
50,000	SRC Energy Inc 6.25%, 12/01/2025	41,500
125,000	Summit Midstream Holdings LLC / Summit Midstream Finance Corp 5.50%, 08/15/2022	118,750
80,000	Suncor Energy Inc 3.60%, 12/01/2024	78,242
50,000	Sunoco LP / Sunoco Finance Corp 5.50%, 02/15/2026	47,375
75,000	Targa Pipeline Partners LP / Targa Pipeline Finance Corp 5.88%, 08/01/2023	72,000
50,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp(a) 5.88%, 04/15/2026	48,625
230,000	TC PipeLines LP 3.90%, 05/25/2027	219,678
	TerraForm Power Operating LLC(a)
50,000	6.63%, 06/15/2025(h)	50,500
50,000	5.00%, 01/31/2028	44,000
80,000	Texas Eastern Transmission LP(a) 3.50%, 01/15/2028	75,575
	TransCanada PipeLines Ltd
50,000	4.75%, 05/15/2038	48,245
10,000	6.10%, 06/01/2040	11,098
115,000	5.10%, 03/15/2049	114,331
25,000	Transcontinental Gas Pipe Line Co LLC 4.00%, 03/15/2028	24,461
50,000	TransMontaigne Partners LP / TLP Finance Corp 6.13%, 02/15/2026	44,750
50,000	Ultra Resources Inc(a)(d) 7.13%, 04/15/2025	15,500
75,000	USA Compression Partners LP / USA Compression Finance Corp(a) 6.88%, 04/01/2026	72,000
	Valero Energy Corp
135,000	3.40%, 09/15/2026	123,709
500,000	4.90%, 03/15/2045	470,555
145,000	Valero Energy Partners LP 4.50%, 03/15/2028	142,061
	Weatherford International Ltd
25,000	8.25%, 06/15/2023	15,063
50,000	7.00%, 03/15/2038	25,875
	Western Gas Partners LP
165,000	4.50%, 03/01/2028	154,318
65,000	4.75%, 08/15/2028	61,911
10,000	5.50%, 08/15/2048	8,913
75,000	Whiting Petroleum Corp 6.63%, 01/15/2026	64,313
Principal Amount		Fair Value
Energy — (continued)
	Williams Partners LP
$ 40,000	4.30%, 03/04/2024	$ 39,858
565,000	4.90%, 01/15/2045	513,261
		17,512,989
Financial — 11.51%
75,000	Acrisure LLC / Acrisure Finance Inc(a) 7.00%, 11/15/2025	63,938
650,000	Alexandria Real Estate Equities Inc 3.90%, 06/15/2023	653,897
	American Express Co
135,000	3.70%, 11/05/2021	136,207
155,000	4.20%, 11/06/2025(d)	158,077
675,000	American International Group Inc 4.50%, 07/16/2044	602,713
50,000	AmWINS Group Inc(a) 7.75%, 07/01/2026	47,250
350,000	Associated Banc-Corp 4.25%, 01/15/2025	352,073
100,000	Assured Partners Inc(a) 7.00%, 08/15/2025	90,128
495,000	AvalonBay Communities Inc 3.35%, 05/15/2027	477,274
200,000	Banco Santander SA 3.80%, 02/23/2028	177,999
	Bank of America Corp
195,000	2.50%, 10/21/2022	187,742
60,000	3.12%, 01/20/2023(c) 3-mo. LIBOR + 1.16%	58,988
235,000	3.86%, 07/23/2024(c) 3-mo. LIBOR + 0.94%	234,426
200,000	4.18%, 11/25/2027	192,343
830,000	3.82%, 01/20/2028(c) 3-mo. LIBOR + 1.57%	805,615
360,000	3.71%, 04/24/2028(c) 3-mo. LIBOR + 1.51%	345,527
500,000	3.59%, 07/21/2028(c) 3-mo. LIBOR + 1.37%	474,428
220,000	3.42%, 12/20/2028(c) 3-mo. LIBOR + 1.04%	205,635
150,000	6.11%, 01/29/2037	165,019
	Bank of New York Mellon Corp
545,000	2.66%, 05/16/2023(c) 3-mo. LIBOR + 0.63%	530,034
110,000	3.00%, 10/30/2028	101,095
200,000	Barclays Bank PLC 2.65%, 01/11/2021	195,819
290,000	BB&T Corp 2.75%, 04/01/2022	285,074
	Berkshire Hathaway Inc
230,000	3.13%, 03/15/2026	223,037
120,000	4.20%, 08/15/2048	119,404
400,000	BNP Paribas SA(a) 3.38%, 01/09/2025	376,589
780,000	Boston Properties LP 3.20%, 01/15/2025	745,117

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2018
Principal Amount		Fair Value
Financial — (continued)
$ 500,000	Branch Banking & Trust Co 3.80%, 10/30/2026	$ 495,825
290,000	Chubb INA Holdings Inc 3.35%, 05/03/2026	283,827
	Citigroup Inc
2,375,000	3.14%, 01/24/2023(c) 3-mo. LIBOR + 0.72%	2,332,745
425,000	2.88%, 07/24/2023(c) 3-mo. LIBOR + 0.95%	411,159
30,000	3.74%, 05/17/2024(c) 3-mo. LIBOR + 1.10%	29,268
850,000	3.89%, 01/10/2028(c) 3-mo. LIBOR + 1.56%	817,624
255,000	4.13%, 07/25/2028	239,449
105,000	4.08%, 04/23/2029(c)(d) 3-mo. LIBOR + 1.19%	102,473
4,000	4.65%, 07/30/2045	3,901
400,000	Citizens Bank NA 2.25%, 10/30/2020	392,340
460,000	Citizens Financial Group Inc 4.30%, 12/03/2025	454,182
100,000	CNA Financial Corp 3.45%, 08/15/2027	93,093
515,000	Comerica Inc 3.80%, 07/22/2026	500,658
400,000	Compass Bank 3.88%, 04/10/2025	383,614
400,000	Crown Castle International Corp 3.80%, 02/15/2028	375,396
400,000	Discover Bank 3.45%, 07/27/2026	366,986
250,000	Discover Financial Services 3.85%, 11/21/2022	248,254
400,000	Fifth Third Bancorp 3.95%, 03/14/2028	397,409
200,000	FMR LLC(a) 7.57%, 06/15/2029	261,070
1,100,000	GE Capital International Funding Co 4.42%, 11/15/2035	925,438
105,000	GLP Capital LP / GLP Financing II Inc 5.30%, 01/15/2029	102,693
	Goldman Sachs Group Inc
1,120,000	2.88%, 10/31/2022(c) 3-mo. LIBOR + 0.82%	1,087,705
90,000	2.91%, 07/24/2023(c) 3-mo. LIBOR + 0.99%	85,715
340,000	3.27%, 09/29/2025(c) 3-mo. LIBOR + 1.20%	318,682
650,000	3.85%, 01/26/2027	611,747
1,000,000	3.81%, 04/23/2029(c) 3-mo. LIBOR + 1.15%	934,187
195,000	4.22%, 05/01/2029(c) 3-mo. LIBOR + 1.30%	187,777
165,000	6.75%, 10/01/2037	186,515
60,000	4.02%, 10/31/2038(c) 3-mo. LIBOR + 1.37%	52,781
Principal Amount		Fair Value
Financial — (continued)
$ 225,000	4.75%, 10/21/2045	$ 214,813
310,000	Hartford Financial Services Group Inc 4.30%, 04/15/2043	288,359
575,000	Healthcare Trust of America Holdings LP 3.70%, 04/15/2023	566,125
	HSBC Holdings PLC
290,000	5.10%, 04/05/2021	299,881
285,000	4.30%, 03/08/2026	281,263
1,400,000	HSBC USA Inc 3.50%, 06/23/2024	1,377,991
175,000	HUB International Ltd(a) 7.00%, 05/01/2026	158,813
200,000	Intesa Sanpaolo SpA(a) 3.88%, 01/12/2028	170,906
180,000	Invesco Finance PLC 3.75%, 01/15/2026	175,598
	JPMorgan Chase & Co
550,000	4.50%, 01/24/2022	566,688
1,195,000	3.38%, 05/01/2023	1,168,797
290,000	3.74%, 10/24/2023(c) 3-mo. LIBOR + 1.23%	289,927
135,000	3.80%, 07/23/2024(c) 3-mo. LIBOR + 0.89%	135,235
570,000	3.22%, 03/01/2025(c) 3-mo. LIBOR + 1.15%	550,571
395,000	2.95%, 10/01/2026	364,988
60,000	4.25%, 10/01/2027	59,098
400,000	3.54%, 05/01/2028(c) 3-mo. LIBOR + 1.38%	381,616
600,000	3.51%, 01/23/2029(c) 3-mo. LIBOR + 0.94%	568,282
	Kimco Realty Corp
90,000	3.40%, 11/01/2022	88,582
110,000	2.80%, 10/01/2026	98,992
480,000	3.80%, 04/01/2027	461,855
	Liberty Mutual Group Inc(a)
235,000	5.00%, 06/01/2021	241,335
850,000	4.95%, 05/01/2022	876,331
390,000	Liberty Property LP 3.75%, 04/01/2025	380,128
	Lincoln National Corp
225,000	4.20%, 03/15/2022	228,732
400,000	3.63%, 12/12/2026	387,501
210,000	M&T Bank Corp 3.55%, 07/26/2023	210,774
400,000	Manufacturers & Traders Trust Co 2.50%, 05/18/2022	388,539
140,000	Marsh & McLennan Cos Inc 4.05%, 10/15/2023	142,038
	Massachusetts Mutual Life Insurance Co(a)
15,000	8.88%, 06/01/2039	22,507
350,000	4.50%, 04/15/2065	326,797
350,000	MetLife Inc 4.05%, 03/01/2045	324,434

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2018
Principal Amount		Fair Value
Financial — (continued)
$ 50,000	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc 5.63%, 05/01/2024	$ 49,500
500,000	Mid-America Apartments LP 3.75%, 06/15/2024	495,248
	Morgan Stanley
95,000	2.50%, 01/24/2019	94,961
405,000	2.63%, 11/17/2021	395,273
35,000	2.75%, 05/19/2022	34,049
1,000,000	4.10%, 05/22/2023	1,001,384
300,000	3.63%, 01/20/2027	285,273
135,000	3.95%, 04/23/2027	127,347
220,000	3.59%, 07/22/2028(c) 3-mo. LIBOR + 1.34%	207,931
600,000	3.77%, 01/24/2029(c) 3-mo. LIBOR + 1.14%	574,405
165,000	3.97%, 07/22/2038(c) 3-mo. LIBOR + 1.45%	150,527
370,000	National Rural Utilities Cooperative Finance Corp(c) 5.25%, 04/20/2046 3-mo. LIBOR + 3.63%	366,285
	Navient Corp
25,000	5.50%, 01/25/2023	21,875
125,000	5.88%, 10/25/2024	104,375
25,000	6.75%, 06/15/2026	20,750
75,000	NFP Corp(a) 6.88%, 07/15/2025	67,125
120,000	Nuveen (a) 4.00%, 11/01/2028	123,728
510,000	Pacific Life Insurance Co(a)(c) 4.30%, 10/24/2067 3-mo. LIBOR + 2.79%	448,061
	Physicians Realty LP
260,000	4.30%, 03/15/2027	252,611
500,000	3.95%, 01/15/2028	472,494
500,000	PNC Bank NA 3.25%, 01/22/2028	483,403
135,000	Principal Life Global Funding II(a) 2.20%, 04/08/2020	133,439
125,000	Quicken Loans Inc(a) 5.75%, 05/01/2025	116,875
290,000	Regency Centers LP 4.13%, 03/15/2028	286,501
205,000	Royal Bank of Canada 2.15%, 10/26/2020	201,763
225,000	Santander Holdings USA Inc 3.70%, 03/28/2022	220,962
80,000	SBA Tower Trust(a) 3.45%, 03/15/2023	79,478
	State Street Corp
75,000	3.78%, 12/03/2024(c) 3-mo. LIBOR + 0.77%	75,179
550,000	3.30%, 12/16/2024	544,724
	Stifel Financial Corp
240,000	3.50%, 12/01/2020	239,927
300,000	4.25%, 07/18/2024(d)	303,361
	SunTrust Banks Inc
310,000	2.90%, 03/03/2021	307,308
Principal Amount		Fair Value
Financial — (continued)
$ 200,000	3.30%, 05/15/2026	$ 189,611
590,000	Tanger Properties LP 3.13%, 09/01/2026	526,340
350,000	TD Ameritrade Holding Corp(d) 3.30%, 04/01/2027	334,947
125,000	Tempo Acquisition LLC / Tempo Acquisition Finance Corp(a) 6.75%, 06/01/2025	115,625
	UDR Inc
500,000	4.63%, 01/10/2022	513,497
200,000	3.50%, 01/15/2028	189,529
75,000	USIS Merger Sub Inc(a) 6.88%, 05/01/2025	68,922
	Visa Inc
75,000	2.80%, 12/14/2022	74,055
250,000	3.15%, 12/14/2025	245,791
115,000	4.30%, 12/14/2045	119,651
	Wells Fargo & Co
55,000	2.63%, 07/22/2022	53,032
355,000	3.07%, 01/24/2023	345,753
75,000	3.00%, 04/22/2026	69,923
750,000	4.30%, 07/22/2027	738,157
80,000	3.58%, 05/22/2028(c) 3-mo. LIBOR + 1.31%	76,849
340,000	4.90%, 11/17/2045	331,637
135,000	4.40%, 06/14/2046	124,862
145,000	4.75%, 12/07/2046	139,800
	Wells Fargo Bank NA
335,000	2.60%, 01/15/2021	330,828
250,000	3.63%, 10/22/2021	251,468
510,000	Welltower Inc 4.00%, 06/01/2025	503,551
85,000	Willis North America Inc 3.60%, 05/15/2024	82,985
500,000	WP Carey Inc 4.60%, 04/01/2024	507,410
		46,705,802
Industrial — 3.23%
700,000	Airbus SE(a) 3.15%, 04/10/2027	673,506
	Allegion US Holding Co Inc
175,000	3.20%, 10/01/2024	165,099
310,000	3.55%, 10/01/2027	288,220
225,000	ARD Finance SA(g) 7.13%, 09/15/2023 PIK rate, 7.88%	201,937
470,000	BAE Systems Holdings Inc(a) 3.85%, 12/15/2025	466,191
100,000	Berry Global Inc 5.50%, 05/15/2022	99,500
	BWAY Holding Co(a)
50,000	5.50%, 04/15/2024	47,000
150,000	7.25%, 04/15/2025	134,625
155,000	Caterpillar Financial Services Corp(d) 1.85%, 09/04/2020	151,932

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2018
Principal Amount		Fair Value
Industrial — (continued)
$ 240,000	CNH Industrial Finance Europe SA 2.75%, 03/18/2019	$ 218,421
50,000	Crown Americas LLC / Crown Americas Capital Corp VI(a)(d) 4.75%, 02/01/2026	47,438
235,000	CSX Corp 3.25%, 06/01/2027	221,179
607,000	Embraer Overseas Ltd(a) 5.70%, 09/16/2023	632,045
50,000	Energizer Gamma Acquisition Inc(a) 6.38%, 07/15/2026	45,875
	FedEx Corp
65,000	4.55%, 04/01/2046	59,155
60,000	4.05%, 02/15/2048	50,329
	Flex Acquisition Co Inc(a)
150,000	6.88%, 01/15/2025	133,500
50,000	7.88%, 07/15/2026	45,000
95,000	FLUOR Corp 4.25%, 09/15/2028	92,603
75,000	Fortive Corp 2.35%, 06/15/2021	73,127
83,000	Gates Global LLC / Gates Global Co(a)(d) 6.00%, 07/15/2022	81,340
50,000	Hillman Group Inc(a) 6.38%, 07/15/2022	40,500
320,000	Huntington Ingalls Industries Inc 3.48%, 12/01/2027	298,058
550,000	Ingram Micro Inc 5.45%, 12/15/2024	519,347
105,000	John Deere Capital Corp 3.45%, 06/07/2023	105,393
500,000	Kansas City Southern 3.00%, 05/15/2023	489,080
400,000	Keysight Technologies Inc 4.55%, 10/30/2024	407,986
50,000	Koppers Inc(a) 6.00%, 02/15/2025	44,000
	Lockheed Martin Corp
480,000	3.80%, 03/01/2045	438,876
197,000	4.09%, 09/15/2052	184,754
40,000	Masonite International Corp(a) 5.63%, 03/15/2023	38,800
200,000	Mexico City Airport Trust(a) 3.88%, 04/30/2028	175,700
360,000	Molex Electronic Technologies LLC(a) 3.90%, 04/15/2025	358,309
	Multi-Color Corp(a)
75,000	6.13%, 12/01/2022(d)	74,437
50,000	4.88%, 11/01/2025	42,750
50,000	NCI Building Systems Inc(a) 8.00%, 04/15/2026	45,750
555,000	Northrop Grumman Corp 3.25%, 01/15/2028	518,908
Principal Amount		Fair Value
Industrial — (continued)
	Owens-Brockway Glass Container Inc(a)
$ 50,000	5.88%, 08/15/2023	$ 50,125
50,000	5.38%, 01/15/2025	47,500
460,000	Packaging Corp of America 3.65%, 09/15/2024	451,988
	Park Aerospace Holdings Ltd(a)
25,000	4.50%, 03/15/2023	23,375
175,000	5.50%, 02/15/2024	168,875
430,000	Parker Hannifin Corp 4.10%, 03/01/2047	412,264
400,000	Penske Truck Leasing Co LP / PTL Finance Corp(a) 3.40%, 11/15/2026	374,025
25,000	Resideo Funding Inc(a) 6.13%, 11/01/2026	24,625
50,000	Reynolds Group Issuer Inc / Reynolds Group Issuer LLC(a) 7.00%, 07/15/2024	47,625
48,455	Reynolds Group Issuer Inc / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 5.75%, 10/15/2020	48,334
	Roper Technologies Inc
130,000	3.85%, 12/15/2025	127,553
210,000	3.80%, 12/15/2026	204,872
400,000	Ryder System Inc 3.40%, 03/01/2023	394,710
75,000	Sealed Air Corp(a) 5.50%, 09/15/2025	74,063
400,000	Siemens Financieringsmaatschappij NV(a) 3.40%, 03/16/2027	389,294
	Standard Industries Inc(a)
50,000	6.00%, 10/15/2025	47,955
75,000	5.00%, 02/15/2027	65,625
25,000	Stevens Holding Co Inc(a) 6.13%, 10/01/2026	24,625
50,000	Tervita Escrow Corp(a) 7.63%, 12/01/2021	47,625
250,000	Textron Financial Corp(a)(c) 4.38%, 02/15/2042 3-mo. LIBOR + 1.73%	180,000
155,000	Textron Inc 3.88%, 03/01/2025	151,151
50,000	Titan Acquisition Ltd / Titan Co-Borrower LLC(a)(d) 7.75%, 04/15/2026	42,750
	TransDigm Inc
50,000	5.50%, 10/15/2020	49,625
50,000	6.50%, 07/15/2024	48,625
25,000	6.50%, 05/15/2025	23,875
75,000	6.38%, 06/15/2026	69,750
50,000	TTM Technologies Inc(a) 5.63%, 10/01/2025	46,500
200,000	Union Pacific Corp 4.38%, 09/10/2038	197,935
	United Technologies Corp
380,000	3.65%, 08/16/2023	378,487

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2018
Principal Amount		Fair Value
Industrial — (continued)
$ 5,000	2.80%, 05/04/2024	$ 4,713
100,000	3.95%, 08/16/2025	99,270
195,000	3.13%, 05/04/2027	180,211
25,000	4.63%, 11/16/2048	24,176
400,000	Valmont Industries Inc 5.25%, 10/01/2054	357,864
	WESCO Distribution Inc
25,000	5.38%, 12/15/2021	24,688
75,000	5.38%, 06/15/2024	70,688
145,000	Worthington Industries Inc 4.30%, 08/01/2032	137,346
290,000	WRKCo Inc(a) 4.00%, 03/15/2028	275,553
		13,098,935
Technology — 1.34%
425,000	Adobe Systems Inc 3.25%, 02/01/2025	417,275
	Apple Inc
400,000	2.40%, 05/03/2023	386,749
145,000	3.35%, 02/09/2027	141,856
395,000	3.85%, 08/04/2046	372,457
10,000	Applied Materials Inc 4.35%, 04/01/2047	9,815
75,000	Banff Merger Sub Inc(a) 9.75%, 09/01/2026	68,625
	Broadcom Corp / Broadcom Cayman Finance Ltd
180,000	2.38%, 01/15/2020	177,732
415,000	3.63%, 01/15/2024	392,605
50,000	3.13%, 01/15/2025	45,157
75,000	CDW LLC / CDW Finance Corp 5.50%, 12/01/2024	74,063
	Dell International LLC / EMC Corp(a)
200,000	4.42%, 06/15/2021	199,794
75,000	7.13%, 06/15/2024	76,312
240,000	6.02%, 06/15/2026	241,194
70,000	Fidelity National Information Services Inc 4.25%, 05/15/2028	69,581
200,000	First Data Corp(a) 5.75%, 01/15/2024	195,318
315,000	Fiserv Inc 3.80%, 10/01/2023	316,941
25,000	Hewlett Packard Enterprise Co 6.35%, 10/15/2045	23,361
200,000	Infor US Inc 6.50%, 05/15/2022	193,430
100,000	Informatica LLC(a) 7.13%, 07/15/2023	97,389
10,000	Intel Corp 4.10%, 05/19/2046	9,806
135,000	Microchip Technology Inc(a) 4.33%, 06/01/2023	131,673
	Microsoft Corp
85,000	3.30%, 02/06/2027	84,239
135,000	4.25%, 02/06/2047	141,925
Principal Amount		Fair Value
Technology — (continued)
$ 590,000	3.95%, 08/08/2056	$ 576,632
50,000	NCR Corp 6.38%, 12/15/2023	48,461
50,000	Nuance Communications Inc 6.00%, 07/01/2024	49,750
335,000	NXP BV / NXP Funding LLC(a) 4.88%, 03/01/2024	336,471
	Oracle Corp
160,000	3.80%, 11/15/2037	149,800
25,000	4.00%, 07/15/2046	23,361
75,000	Rackspace Hosting Inc(a)(d) 8.63%, 11/15/2024	58,500
50,000	Riverbed Technology Inc(a)(d) 8.88%, 03/01/2023	36,875
75,000	RP Crown Parent LLC(a) 7.38%, 10/15/2024	75,563
	salesforce.com Inc
90,000	3.25%, 04/11/2023	90,457
60,000	3.70%, 04/11/2028	60,353
25,000	Solera LLC / Solera Finance Inc(a) 10.50%, 03/01/2024	26,625
25,000	Sophia LP / Sophia Finance Inc(a) 9.00%, 09/30/2023	25,000
		5,425,145
Utilities — 3.49%
125,000	Alabama Power Co 2.45%, 03/30/2022	121,693
190,000	Ameren Corp 3.65%, 02/15/2026	186,680
125,000	American Water Capital Corp 3.75%, 09/01/2028	125,371
	AmeriGas Partners LP / AmeriGas Finance Corp
25,000	5.50%, 05/20/2025	22,875
50,000	5.88%, 08/20/2026	45,625
25,000	5.75%, 05/20/2027	22,125
450,000	Appalachian Power Co 3.40%, 06/01/2025	440,833
	Berkshire Hathaway Energy Co
85,000	3.25%, 04/15/2028	80,908
35,000	6.13%, 04/01/2036	41,791
550,000	5.95%, 05/15/2037	643,942
	Calpine Corp
50,000	5.75%, 01/15/2025	45,750
50,000	5.25%, 06/01/2026(a)	45,625
150,000	CenterPoint Energy Inc 2.50%, 09/01/2022	143,454
300,000	Consolidated Edison Co of New York Inc 4.63%, 12/01/2054	293,772
	Dominion Energy Inc
320,000	2.85%, 08/15/2026	295,029
60,000	4.25%, 06/01/2028	60,237
75,000	DTE Energy Co 1.50%, 10/01/2019	73,889

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2018
Principal Amount		Fair Value
Utilities — (continued)
$ 128,000	Duke Energy Carolinas LLC 5.30%, 02/15/2040	$ 145,773
	Duke Energy Corp
130,000	3.75%, 04/15/2024	130,197
90,000	2.65%, 09/01/2026	81,980
550,000	3.75%, 09/01/2046	476,189
115,000	Duke Energy Progress LLC 3.70%, 10/15/2046	104,029
350,000	EDP Finance BV(a) 3.63%, 07/15/2024	327,278
	Electricite de France SA(a)
500,000	5.63%, Perpetual(d)(i)	460,000
925,000	5.60%, 01/27/2040	933,923
	Emera US Finance LP
250,000	3.55%, 06/15/2026	237,191
390,000	4.75%, 06/15/2046	375,481
	Enel Finance International NV(a)
200,000	4.88%, 06/14/2029	190,907
300,000	6.00%, 10/07/2039	297,709
350,000	Eversource Energy 2.90%, 10/01/2024	335,401
	Exelon Corp
110,000	2.45%, 04/15/2021	107,580
300,000	4.45%, 04/15/2046	285,709
40,000	Fortis Inc 2.10%, 10/04/2021	38,453
	Georgia Power Co
195,000	2.00%, 09/08/2020	190,537
145,000	2.40%, 04/01/2021(d)	142,134
90,000	Great Plains Energy Inc 4.85%, 06/01/2021	92,334
515,000	Gulf Power Co 4.55%, 10/01/2044	535,388
	Kansas City Power & Light Co
170,000	3.65%, 08/15/2025	169,068
210,000	4.20%, 03/15/2048	203,971
675,000	National Fuel Gas Co 3.75%, 03/01/2023	658,564
500,000	NextEra Energy Capital Holdings Inc 3.55%, 05/01/2027	477,388
	NiSource Inc
135,000	4.38%, 05/15/2047	125,764
300,000	3.95%, 03/30/2048	267,155
	NRG Energy Inc
75,000	6.25%, 05/01/2024	76,125
50,000	6.63%, 01/15/2027	50,375
185,000	Oglethorpe Power Co(a) 5.05%, 10/01/2048	185,130
40,000	Oncor Electric Delivery Co LLC 2.95%, 04/01/2025	38,969
	Pacific Gas & Electric Co
35,000	3.40%, 08/15/2024	30,351
160,000	2.95%, 03/01/2026	131,614
200,000	3.30%, 12/01/2027	163,305
200,000	6.05%, 03/01/2034	185,524
10,000	5.13%, 11/15/2043	8,630
Principal Amount		Fair Value
Utilities — (continued)
$ 70,000	4.75%, 02/15/2044	$ 57,543
100,000	Pennsylvania Electric Co(a) 4.15%, 04/15/2025	101,264
500,000	PPL Capital Funding Inc 4.70%, 06/01/2043	490,346
	Sempra Energy
85,000	2.40%, 02/01/2020	83,847
300,000	3.55%, 06/15/2024	294,065
500,000	3.40%, 02/01/2028	457,123
80,000	Sierra Pacific Power Co 2.60%, 05/01/2026	74,568
	South Carolina Electric & Gas Co
80,000	3.50%, 08/15/2021	80,221
80,000	4.25%, 08/15/2028	82,896
55,000	5.10%, 06/01/2065	56,947
	Southern California Edison Co
200,000	2.90%, 03/01/2021	197,520
10,000	3.70%, 08/01/2025	9,980
90,000	5.95%, 02/01/2038	101,278
10,000	4.13%, 03/01/2048	9,481
	Southern Co
90,000	2.95%, 07/01/2023	86,951
245,000	3.25%, 07/01/2026	229,622
55,000	4.40%, 07/01/2046	50,639
15,000	Southern Co Gas Capital Corp 2.45%, 10/01/2023	14,297
250,000	TECO Finance Inc 5.15%, 03/15/2020	255,631
25,000	Vistra Energy Corp 5.88%, 06/01/2023	25,000
25,000	Vistra Operations Co LLC(a) 5.50%, 09/01/2026	24,063
450,000	WEC Energy Group Inc 3.55%, 06/15/2025	445,569
		14,178,576
TOTAL CORPORATE BONDS AND NOTES — 38.88% (Cost $163,895,455)		$157,821,484
FOREIGN GOVERNMENT BONDS AND NOTES
200,000	Colombia Government International Bond 4.38%, 07/12/2021	203,000
500,000	Corp Andina de Fomento 4.38%, 06/15/2022	517,475
60,000	Hungary Government International Bond 6.38%, 03/29/2021	63,320
320,000	Republic of Kenya 6.88%, 06/24/2024	299,600

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2018
Principal Amount		Fair Value
TOTAL FOREIGN GOVERNMENT BONDS AND NOTES — 0.27% (Cost $1,078,928)		$ 1,083,395
MORTGAGE-BACKED SECURITIES
Non-Agency — 4.00%
	Angel Oak Mortgage Trust I LLC(a)(b)
	Series 2017-2 Class A1
$ 49,649	2.48%, 07/25/2047	$ 48,898
	Series 2018-1 Class A1
150,622	3.26%, 04/27/2048	150,050
	Series 2018-3 Class A1
221,329	3.65%, 09/25/2048	221,558
43,362	Angel Oak Mortgage Trust LLC(a)(b) Series 2017-3 Class A1 2.71%, 11/25/2047	43,012
252,065	Arroyo Mortgage Trust(a)(b) Series 2018-1 Class A1 3.76%, 04/25/2048	251,477
350,000	BANK Series 2017-BNK8 Class A4 3.49%, 11/15/2050	346,334
277,371	Bayview Opportunity Mortgage Fund(a) Series 2017-RT1 Class A1 3.00%, 03/28/2057	271,326
	BBCMS Mortgage Trust
	Series 2017-C1 Class A4
235,000	3.67%, 02/15/2050	234,028
	Series 2017-DELC Class A
228,000	3.31%, 08/15/2036(a)(c) 1-mo. LIBOR + 0.85%	227,661
400,000	BENCHMARK Mortgage Trust(b) Series 2018-B1 Class A5 3.67%, 01/15/2051	400,465
248,000	CFCRE Commercial Mortgage Trust Series 2016-C3 Class A3 3.87%, 01/10/2048	251,169
170,997	CIM Trust(a)(b) Series 2017-7 Class A 3.00%, 04/25/2057	169,643
	Citigroup Commercial Mortgage Trust(b)
	Series 2013-GC11 Class B
2,500,000	3.73%, 04/10/2046	2,480,105
	Series 2015-GC33 Class A4
403,000	3.78%, 09/10/2058	410,542
	Citigroup Mortgage Loan Trust(a)
	Series 2018-RP1 Class A1
94,037	3.00%, 09/25/2064	93,219
	Series 2018-RP3 Class A1
325,865	3.25%, 03/25/2061	324,477
	COLT Mortgage Loan Trust(a)(b)
	Series 2017-1 Class A1
35,797	2.61%, 05/27/2047	35,572
Principal Amount		Fair Value
Non-Agency — (continued)
	Series 2017-2 Class A1A
$ 95,251	2.42%, 10/25/2047	$ 94,636
	Series 2018-1 Class A1
55,149	2.93%, 02/25/2048	54,513
	Series 2018-2 Class A1
213,435	3.47%, 07/27/2048	212,478
250,000	CSAIL Commercial Mortgage Trust Series 2015-C3 Class A4 3.72%, 08/15/2048	252,493
	CSMC Trust(a)(b)
	Series 2017-FHA1 Class A1
60,598	3.25%, 04/25/2047	59,140
	Series 2018-RPL9 Class A
326,397	3.85%, 09/25/2057	330,282
	Deephaven Residential Mortgage Trust(a)(b)
	Series 2017-2A Class A1
44,032	2.45%, 06/25/2047	43,306
	Series 2017-3A Class A1
47,826	2.58%, 10/25/2047	47,216
	Series 2018-2A Class A1
196,332	3.48%, 04/25/2058	195,438
	Series 2018-3A Class A1
282,127	3.79%, 08/25/2058	282,674
70,880	Galton Funding Mortgage Trust(a)(b) Series 2018-1 Class A43 3.50%, 11/25/2057	70,652
	GS Mortgage Securities Trust(b)
	Series 2014-GC24 Class B
675,000	4.51%, 09/10/2047	689,239
	Series 2017-GS5 Class A4
220,000	3.67%, 03/10/2050	219,806
	JPMorgan Commercial Mortgage Securities Trust
	Series 2014-C22 Class A4
249,000	3.80%, 09/15/2047	253,126
	Series 2015-C32 Class A5
261,000	3.60%, 11/15/2048	262,377
	Series 2016-C4 Class A3
130,000	3.14%, 12/15/2049	125,933
	MetLife Securitization Trust(a)(b)
	Series 2017-1A Class A
82,455	3.00%, 04/25/2055	81,116
	Series 2018-1A Class A
169,164	3.75%, 03/25/2057	170,640
64,929	MFA Trust(a)(b) Series 2017-RPL-1 Class A1 2.59%, 02/25/2057	63,854
	New Residential Mortgage Loan Trust(a)
	Series 2015-1A Class A3
79,504	3.75%, 05/28/2052(b)	79,621
	Series 2017-2A Class A3
191,919	4.00%, 03/25/2057(b)	193,610
	Series 2017-3A Class A1
320,116	4.00%, 04/25/2057(b)	321,934

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2018
Principal Amount		Fair Value
Non-Agency — (continued)
	Series 2017-4A Class A1
$ 131,336	4.00%, 05/25/2057(b)	$ 132,453
	Series 2017-5A Class A1
147,944	4.01%, 06/25/2057(c) 1-mo. LIBOR + 1.50%	150,587
	Series 2018-2A Class A1
224,122	4.50%, 02/25/2058(b)	228,405
	Series 2018-4A Class A1S
305,416	3.26%, 01/25/2048(c) 1-mo. LIBOR + 0.75%	303,808
320,000	Regional Management Issuance Trust(a) Series 2018-2 Class A 4.56%, 01/18/2028	321,673
265,000	SG Commercial Mortgage Securities Trust Series 2016-C5 Class A4 3.06%, 10/10/2048	255,063
185,109	SG Residential Mortgage Trust(a)(b) Series 2018-1 Class A1 3.43%, 04/27/2048	184,884
2,425,000	UBS-Barclays Commercial Mortgage Trust(a)(b) Series 2013-C6 Class B 3.88%, 04/10/2046	2,425,768
	Verus Securitization Trust(a)(b)
	Series 2017-SG1A Class A1
288,068	2.69%, 11/25/2047	284,594
	Series 2018-2 Class A1
216,932	3.68%, 06/01/2058	216,550
	Series 2018-INV2 Class A1FX
320,000	4.15%, 10/25/2058	320,000
	Wells Fargo Commercial Mortgage Trust
	Series 2015-C31 Class A4
143,000	3.70%, 11/15/2048	144,317
	Series 2016-LC24 Class A4
275,000	2.94%, 10/15/2049	262,327
	Series 2016-NXS6 Class A4
463,000	2.92%, 11/15/2049	440,895
	Series 2017-RB1 Class A5
479,771	3.64%, 03/15/2050	477,686
		16,212,630
U.S. Government Agency — 33.20%
	Federal Home Loan Mortgage Corp
3,600,000	3.00%, TBA	3,517,442
1,100,000	3.50%, TBA	1,099,654
2,800,000	4.00%, TBA	2,854,402
1,600,000	4.50%, TBA	1,656,653
7,210	4.00%, 12/01/2020	7,381
2,449	4.50%, 04/01/2021	2,493
4,843	6.00%, 05/01/2021	4,858
6,557	4.50%, 07/01/2021	6,675
5,144	5.00%, 03/01/2022	5,205
745,778	3.00%, 09/01/2027	748,537
Principal Amount		Fair Value
U.S. Government Agency — (continued)
$ 10,435	6.00%, 11/01/2033	$ 11,390
9,485	6.00%, 04/01/2035	10,200
29,095	4.50%, 05/01/2035	30,261
121,726	5.50%, 08/01/2035	131,227
51,177	4.50%, 11/01/2035	53,084
5,007	6.50%, 02/01/2036	5,436
17,456	4.50%, 03/01/2036	18,151
17,678	6.00%, 03/01/2036	19,287
15,359	5.50%, 06/01/2036	16,252
35,880	5.50%, 08/01/2036	38,438
4,867	6.00%, 08/01/2037	5,234
29,567	7.00%, 08/01/2037	32,140
97,905	5.00%, 04/01/2038	103,556
255,837	5.50%, 05/01/2038	274,288
175,233	4.50%, 03/01/2039	183,089
215,091	4.50%, 05/01/2039	224,605
176,461	4.00%, 09/01/2040	181,565
440,002	5.00%, 09/01/2040	465,534
48,095	4.00%, 09/01/2043	49,437
1,669,841	4.00%, 03/01/2044	1,707,310
569,538	4.50%, 04/01/2044	590,527
3,734,139	3.50%, 12/01/2044	3,749,889
1,067,525	4.50%, 12/01/2044	1,106,842
813,391	3.00%, 02/01/2047	793,013
1,729,827	3.00%, 03/01/2047	1,688,080
908,304	3.50%, 09/01/2047	908,738
3,293,902	4.00%, 10/01/2047	3,359,936
1,217,027	4.00%, 11/01/2047	1,242,837
4,359,079	4.50%, 08/01/2048	4,514,090
2,669,453	3.50%, 10/01/2048	2,669,411
	Series 4139 Class PA
288,207	2.50%, 11/15/2041	283,608
190,000	Federal Home Loan Mortgage Corp Multifamily Structured Pass Through Certificates Series K068 Class A2 3.24%, 08/25/2027	189,260
50,586	Federal Home Loan Mortgage Corp Real Estate Mortgage Investment Conduit Series 3883 Class PB 3.00%, 05/15/2041	50,614
	Federal Home Loan Mortgage Corp Structured Agency Credit Risk Debt Notes(c)
	Series 2014-DN1 Class M3
110,000	7.01%, 02/25/2024 1-mo. LIBOR + 4.50%	123,332
	Series 2014-DN2 Class M2
160,517	4.16%, 04/25/2024 1-mo. LIBOR + 1.65%	161,710
	Series 2014-DN2 Class M3
165,000	6.11%, 04/25/2024 1-mo. LIBOR + 3.60%	177,908
	Federal National Mortgage Association
14,600,000	3.50%, TBA	14,602,028
3,075,000	4.00%, TBA	3,135,602
830,962	4.00%, 07/01/2026	851,246
260,000	3.00%, 07/01/2027	253,625

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2018
Principal Amount		Fair Value
U.S. Government Agency — (continued)
$ 365,111	2.88%, 11/01/2027	$ 352,507
1,000,000	3.10%, 02/01/2028	981,388
1,043,109	3.50%, 01/01/2031	1,049,929
307,260	3.01%, 07/01/2032	293,314
380,995	3.04%, 07/01/2032	364,602
160,000	3.09%, 07/01/2032	150,705
385,000	3.10%, 07/01/2032	362,589
1,670,362	3.00%, 10/01/2032	1,667,913
1,674,910	3.50%, 05/01/2033	1,696,041
225,085	3.19%, 07/01/2033	213,931
926,254	4.00%, 09/01/2033	948,137
14,260	4.50%, 08/01/2035	14,855
33,444	6.00%, 02/01/2036	36,456
87,869	5.50%, 03/01/2036	94,641
63,276	6.50%, 06/01/2036	68,228
72,785	6.00%, 02/01/2037	78,153
77,211	6.00%, 03/01/2037	84,179
274	6.50%, 04/01/2037	294
61,517	6.00%, 08/01/2037	66,966
30,135	6.50%, 08/01/2037	34,052
1,053,965	4.00%, 02/01/2041	1,084,749
6,387,447	4.50%, 02/01/2041	6,692,932
562,002	4.00%, 10/01/2041	578,069
975,461	4.00%, 01/01/2045	996,700
744,832	3.50%, 08/01/2045	747,727
667,464	4.00%, 07/01/2046	681,073
4,639,266	4.00%, 10/01/2046	4,733,262
1,614,973	3.50%, 01/01/2047	1,616,674
656,811	4.50%, 02/01/2047	681,024
6,708,210	4.00%, 06/01/2047	6,842,742
2,301,076	3.50%, 08/01/2047	2,302,895
2,532,744	4.00%, 09/01/2047	2,589,747
4,366,555	4.50%, 11/01/2047	4,527,105
5,515,079	3.50%, 12/01/2047	5,517,195
1,502,553	4.00%, 12/01/2047	1,536,254
4,082,929	4.50%, 04/01/2048	4,231,669
1,541,403	4.50%, 05/01/2048	1,598,018
5,472,182	4.50%, 06/01/2048	5,673,174
	Series 2017-34 Class JK
104,927	3.00%, 05/25/2047	104,012
	Series 2017-A6 Class A6
195,077	3.00%, 12/25/2054	193,434
	Series 2018-72 Class BA
253,478	3.50%, 07/25/2054	256,634
	Federal National Mortgage Association Connecticut Avenue Securities(c)
	Series 2014-C02 Class 1M2
430,000	5.11%, 05/25/2024 1-mo. LIBOR + 2.60%	450,479
	Series 2014-C03 Class 1M2
446,403	5.51%, 07/25/2024 1-mo. LIBOR + 3.00%	469,358
	Series 2018-C04 Class 2M1
197,998	3.26%, 12/25/2030 1-mo. LIBOR + 0.75%	197,844
	Series 2018-C05 Class 1M1
Principal Amount		Fair Value
U.S. Government Agency — (continued)
$ 153,715	3.23%, 01/25/2031 1-mo. LIBOR + 0.72%	$ 153,350
	Federal National Mortgage Association Real Estate Mortgage Investment Conduit
	Series 2012-18 Class GA
129,510	2.00%, 12/25/2041	124,859
	Series 2012-21 Class PQ
66,290	2.00%, 09/25/2041	63,545
	Series 2012-52 Class PA
76,932	3.50%, 05/25/2042	78,569
	Series 2012-75 Class KC
136,609	2.50%, 12/25/2041	133,648
	Series 2015-48 Class QB
121,029	3.00%, 02/25/2043	120,093
	Series 2016-11 Class GA
117,456	2.50%, 03/25/2046	114,949
	Series 2016-38 Class NA
47,563	3.00%, 01/25/2046	47,183
	Series 2017-26 Class CG
191,659	3.50%, 07/25/2044	194,037
	Series 2017-72 Class B
109,737	3.00%, 09/25/2047	109,375
	Series 2017-72 Class CD
111,836	3.00%, 09/25/2047	111,641
	Series 2018-23 Class LA
103,510	3.50%, 04/25/2048	106,992
	Series 2018-38 Class PC
190,761	3.50%, 03/25/2045	193,408
	Series 2018-70 Class HA
191,614	3.50%, 10/25/2056	194,546
	Series 2018-77 Class PA
97,520	3.50%, 02/25/2048	98,670
	Series 2018-80 Class GD
205,849	3.50%, 12/25/2047	208,248
	Government National Mortgage Association
1,500,000	3.00%, TBA	1,475,863
4,200,000	3.50%, TBA	4,228,643
3,800,000	4.00%, TBA	3,891,458
2,400,000	4.50%, TBA	2,483,459
528,622	4.00%, 02/20/2045	545,383
291,525	4.50%, 01/20/2046	305,706
2,746,411	4.00%, 03/20/2048	2,814,430
	Series 2013-37 Class LG

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2018
Principal Amount		Fair Value
U.S. Government Agency — (continued)
$ 200,804	2.00%, 01/20/2042	$ 191,689
		134,767,474
TOTAL MORTGAGE-BACKED SECURITIES — 37.20% (Cost $151,909,039)		$150,980,104
MUNICIPAL BONDS AND NOTES
Municipal Bonds And Notes — 0.03%
	Regents of the University of California Medical Center Pooled Revenue
60,000	6.55%, 05/15/2048	79,113
20,000	6.58%, 05/15/2049	26,454
TOTAL MUNICIPAL BONDS AND NOTES — 0.03% (Cost $106,421)		$ 105,567
U.S. TREASURY BONDS AND NOTES
	U.S. Treasury Inflation Indexed Bonds TIPS
2,950,000	0.13%, 07/15/2024	3,012,991
5,782,850	0.38%, 07/15/2027	5,671,958
3,200,000	0.50%, 01/15/2028	3,131,186
1,000,000	0.75%, 02/15/2045	960,367
	United States Treasury Note/Bond
600,000	8.13%, 08/15/2021(j)(k)	685,021
400,000	2.63%, 12/15/2021	401,778
12,345,000	1.88%, 04/30/2022	12,108,533
900,000	1.75%, 05/15/2023	872,093
1,185,000	2.25%, 01/31/2024	1,169,518
3,127,000	2.00%, 02/15/2025	3,025,226
635,000	3.00%, 10/31/2025	651,721
1,700,000	2.88%, 11/30/2025	1,731,275
7,650,000	3.13%, 11/15/2028(k)	7,940,352
785,000	4.63%, 02/15/2040	996,272
1,800,000	4.75%, 02/15/2041	2,329,499
720,000	3.75%, 11/15/2043	814,576
1,125,000	3.63%, 02/15/2044	1,248,364
3,900,000	3.00%, 11/15/2044	3,901,115
5,800,000	2.50%, 02/15/2045	5,266,118
2,445,000	2.88%, 08/15/2045	2,385,739
1,980,000	3.00%, 11/15/2045	1,979,476
260,000	2.50%, 05/15/2046	234,915
1,620,000	2.25%, 08/15/2046	1,387,160
2,296,000	2.88%, 11/15/2046	2,236,441
1,500,000	3.00%, 02/15/2047	1,498,449
2,155,000	2.75%, 08/15/2047	2,044,606
1,800,000	2.75%, 11/15/2047	1,706,226
1,050,000	3.00%, 02/15/2048	1,046,207
TOTAL U.S. TREASURY BONDS AND NOTES — 17.35% (Cost $71,164,611)		$ 70,437,182
Shares		Fair Value
INVESTMENT COMPANIES
1,248,649	Federated Emerging Markets Core Fund(l)(m)	$ 11,562,491
1,512,713	Federated Project Trade and Finance Fund(l)(m)	13,705,179
TOTAL INVESMENT COMPANIES — 6.22% (Cost $26,422,980)		$ 25,267,670
Principal Amount
SHORT TERM INVESTMENTS
Commercial Paper — 1.11%
$ 350,000	BPCE SA 2.52%, 01/18/2019	349,566
	Fairway Finance Corp
900,000	2.50%, 01/03/2019	899,815
1,000,000	2.55%, 01/16/2019	998,883
900,000	Metlife Funding Inc 2.55%, 01/22/2019	898,618
650,000	Old Line Funding Corp 2.71%, 02/27/2019	647,211
700,000	Ontario Teachers Finance Trust 2.68%, 02/15/2019	697,645
		4,491,738
U.S. Government Agency Bonds and Notes — 1.82%
7,400,000	Federal Home Loan Bank 2.13%, 01/02/2019	7,399,568
Repurchase Agreements — 0.76%
997,354	Undivided interest of 1.79% in a repurchase agreement (principal amount/value $55,684,707 with a maturity value of $55,694,050) with RBC Capital Markets Corp, 3.02%, dated 12/31/18 to be repurchased at $997,354 on 1/2/19 collateralized by various U.S. Government Agency securities, 3.00% - 7.00%, 10/1/25 - 10/20/48, with a value of $56,798,401.(n)	997,354

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2018
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$ 997,354	Undivided interest of 21.52% in a repurchase agreement (principal amount/value $4,643,146 with a maturity value of $4,643,907) with Mizuho Securities (USA) LLC, 2.95%, dated 12/31/18 to be repurchased at $997,354 on 1/2/19 collateralized by various U.S. Government Agency securities, 2.00% - 5.50%, 2/1/31 - 2/20/48, with a value of $4,736,009.(n)	$ 997,354
69,651	Undivided interest of 4.07% in a repurchase agreement (principal amount/value $1,714,514 with a maturity value of $1,714,795) with JP Morgan Securities, 2.95%, dated 12/31/18 to be repurchased at $69,651 on 1/2/19 collateralized by U.S. Treasury securities, 1.13%, 2/28/21, with a value of $1,748,805.(n)	69,651
997,354	Undivided interest of 5.03% in a repurchase agreement (principal amount/value $19,865,806 with a maturity value of $19,869,139) with Citigroup Global Markets Inc, 3.02%, dated 12/31/18 to be repurchased at $997,354 on 1/2/19 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 2.50% - 8.00%, 1/25/19 - 7/15/60, with a value of $20,263,122.(n)	997,354
		3,061,713
SHORT TERM INVESTMENTS — 3.69% (Cost $14,953,019)		$ 14,953,019
TOTAL INVESTMENTS — 109.60% (Cost $453,997,432)		$444,843,959
OTHER ASSETS & LIABILITIES, NET — (9.60)%		$ (38,953,508)
TOTAL NET ASSETS — 100.00%		$405,890,451
See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2018
(a)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(b)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(c)	Adjustable rate security; interest rate is subject to change. Interest rate shown reflects the rate in effect at December 31, 2018.
(d)	All or a portion of the security is on loan at December 31, 2018.
(e)	Security in bankruptcy at December 31, 2018.
(f)	Security in default; some interest payments received during the last 12 months.
(g)	Security is a payment-in-kind bond (PIK); income may be received in cash or additional securities at the discretion of the issuer.
(h)	Step bond; a zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. Rate disclosed represents effective yield at December 31, 2018. Maturity date disclosed represents final maturity date.
(i)	Security has no contractual maturity date and pays an indefinite stream of interest.
(j)	All or a portion of the security has been pledged as collateral to cover segregation requirements on open swaps.
(k)	All or a portion of the security has been segregated to cover initial margin requirements on open futures contracts.
(l)	Issuer is considered an affiliate of the Fund. See Notes to Financial Statements (Note 3).
(m)	Restricted security; further details of these securities are included in a subsequent table.
(n)	Collateral received for securities on loan.
LIBOR	London Interbank Offered Rate is the interest rate banks charge each other for short-term loans.
LP	Limited Partnership
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
At December 31, 2018, the Fund held the following restricted securities:
Security	Acquisition Dates	Cost	Fair Value	Fair Value as a Percentage of Net Assets
Investment Companies(a)
Federated Emerging Markets Core Fund	07/01/2017-12/01/2018	$12,549,485	$11,562,491	2.85%
Federated Project Trade and Finance Fund	06/01/2017-12/01/2018	13,873,495	13,705,179	3.37
		$26,422,980	$25,267,670	6.22%
(a)See notes to Financial Statements regarding Restricted Securities.
At December 31, 2018, the Fund held the following outstanding futures contracts:
Description	Number of Contracts	Notional Amount	Expiration Date	Fair Value and Net Unrealized Appreciation/ (Depreciation)
Euro Bond Long Futures	34	8,274,750	December 2019	$ 21,825
Euro Time Deposit Short Futures	34	8,294,300	December 2020	(27,688)
U.S. 10 Year Treasury Note Short Futures	64	7,809,000	March 2019	(177,429)
U.S. 2 Year Treasury Note Long Futures	207	43,948,688	March 2019	284,516
U.S. 2 Year Treasury Note Short Futures	34	7,218,625	March 2019	(50,780)
U.S. 5 Year Treasury Note Long Futures	72	8,257,500	March 2019	55,129
U.S. 5 Year Treasury Note Short Futures	25	2,867,188	March 2019	(46,680)
U.S. Long Bond Short Futures	10	1,460,000	March 2019	(69,359)
U.S. Ultra 10 Year Treasury Note Long Futures	6	963,938	March 2019	51,820
U.S. Ultra 10 Year Treasury Note Short Futures	119	19,118,094	March 2019	(1,002,117)
U.S. Ultra Long Term Treasury Bond Short Futures	132	17,170,313	March 2019	(506,042)
			Net Depreciation	$(1,466,805)
At December 31, 2018, the Fund held the following forward foreign currency contracts:
Counterparty	Currency Purchased	Quantity of Currency Purchased	Currency Sold	Quantity of Currency Sold	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
BA	AUD	284,592	USD	202,108	January 23, 2019	$(1,556)
BA	CAD	546,000	USD	414,849	March 05, 2019	(14,246)
See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2018
Counterparty	Currency Purchased	Quantity of Currency Purchased	Currency Sold	Quantity of Currency Sold	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
BA	MXP	11,350,420	USD	547,840	January 23, 2019	$27,614
BA	NOK	5,277,500	USD	620,729	March 05, 2019	(8,666)
					Net Appreciation	$3,146
At December 31, 2018, the Fund held the following outstanding centrally cleared credit default swaps:
Reference Obligation(a)	Notional Amount(b)	Value	Upfront Payments/Receipts	Fixed Deal Pay/Receive Rate	Maturity Date	Net Unrealized Appreciation/ (Depreciation)	Buy/Sell Credit Protection	Payment Frequency
CDX.NA.IG.31 Index	$4,325,000	$24,101	$(44,985)	1.00	December 20, 2023	$(20,884)	Sell	Quarterly
					Net Depreciation	$(20,884)
(a) Based on an index of North American bonds with investment grade credit ratings that trade in the credit default swap market.
(b) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

At December 31, 2018, the Fund held the following outstanding centrally cleared interest rate swaps:
Pay/Receive Floating Rate	Fixed Rate	Floating Rate	Notional Amount	Maturity Date	Net Unrealized Appreciation/ (Depreciation)	Payment Frequency
Receive	2.25%	3-mo. LIBOR	4,388,000	June 20, 2028	$(53,446)	Quarterly
Receive	2.75%	3-mo. LIBOR	440,000	December 20, 2047	16,388	Quarterly
				Net Depreciation	$(37,058)
Counterparty Abbreviations:
BA	Bank of America Corp
Currency Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
MXP	Mexican Peso
NOK	Norwegian Krone
USD	U.S. Dollar
See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2018
Great-West Core Bond Fund
ASSETS:
Investments at fair value, affiliated(a)	$25,267,670
Investments in securities, fair value (including $2,974,787 of securities on loan)(b)	416,514,576
Repurchase agreements, fair value(c)	3,061,713
Cash	255,981
Cash denominated in foreign currencies, fair value(d)	8,033
Dividends and interest receivable	2,841,104
Subscriptions receivable	199,361
Cash pledged on centrally cleared swaps	381,953
Unrealized appreciation on forward foreign currency contracts	27,614
Total Assets	448,558,005
LIABILITIES:
Payable for director fees	4,279
Payable for investments purchased	38,474,561
Payable for other accrued fees	105,021
Payable for shareholder services fees	8,957
Payable to investment adviser	79,742
Payable upon return of securities loaned	3,061,713
Redemptions payable	766,638
Unrealized depreciation on forward foreign currency contracts	24,468
Variation margin on futures contracts	142,175
Total Liabilities	42,667,554
NET ASSETS	$405,890,451
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$4,268,112
Paid-in capital in excess of par	420,416,243
Total distributable earnings	(18,793,904)
NET ASSETS	$405,890,451
NET ASSETS BY CLASS
Investor Class	$30,166,389
Institutional Class	$375,724,062
CAPITAL STOCK:
Authorized
Investor Class	20,000,000
Institutional Class	150,000,000
Issued and Outstanding
Investor Class	2,913,296
Institutional Class	39,767,823
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$10.35
Institutional Class	$9.45
(a) Cost of investments, affiliated	$26,422,980
(b) Cost of investments, unaffiliated	$424,512,739
(c) Cost of repurchase agreements	$3,061,713
(d) Cost of cash denominated in foreign currencies	$7,796
See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2018
Great-West Core Bond Fund
INVESTMENT INCOME:
Interest	$14,794,069
Income from securities lending	43,033
Dividends, affiliated	1,364,569
Total Income	16,201,671
EXPENSES:
Management fees	1,438,506
Shareholder services fees – Investor Class	104,959
Audit and tax fees	35,532
Custodian fees	94,472
Director's fees	18,081
Legal fees	2,762
Pricing fees	202,303
Registration fees	25,114
Shareholder report fees	295
Transfer agent fees	7,762
Other fees	803
Total Expenses	1,930,589
Less amount waived by investment adviser	251,152
Net Expenses	1,679,437
NET INVESTMENT INCOME	14,522,234
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments, affiliated	(289,606)
Net realized loss on investments and foreign currency transactions, unaffiliated	(5,116,355)
Net realized gain on credit default swaps	218,781
Net realized loss on interest rate swaps	(71,153)
Net realized gain on futures contracts	2,639,291
Net realized gain on forward foreign currency contracts	6,897
Net Realized Loss	(2,612,145)
Net change in unrealized depreciation on investments, affiliated	(946,899)
Net change in unrealized depreciation on investments and foreign currency translations, unaffiliated	(13,703,982)
Net change in unrealized depreciation on credit default swaps	(7,654)
Net change in unrealized depreciation on interest rate swaps	(25,840)
Net change in unrealized depreciation on futures contracts	(1,564,104)
Net change in unrealized appreciation on forward foreign currency contracts	3,146
Net Change in Unrealized Depreciation	(16,245,333)
Net Realized and Unrealized Loss	(18,857,478)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,335,244)
See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2018 and 2017
Great-West Core Bond Fund	2018	2017
OPERATIONS:
Net investment income	$14,522,234	$13,018,702
Net realized loss	(2,612,145)	(755,783)
Net change in unrealized appreciation (depreciation)	(16,245,333)	6,458,424
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,335,244)	18,721,343
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income and net realized gains
Investor Class	(715,806)	(614,563) (a)
Institutional Class	(13,348,547)	(12,151,758) (b)
From Net Investment Income and Net Realized Gains	(14,064,353)	(12,766,321)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	7,062,142	7,346,966
Institutional Class	71,719,638	104,896,256
Shares issued in reinvestment of distributions
Investor Class	715,806	614,563
Institutional Class	13,348,547	12,151,758
Shares redeemed
Investor Class	(8,167,022)	(8,770,561)
Institutional Class	(142,329,100)	(58,462,830)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(57,649,989)	57,776,152
Total Increase (Decrease) in Net Assets	(76,049,586)	63,731,174
NET ASSETS:
Beginning of year	481,940,037	418,208,863
End of year(c)	$405,890,451	$481,940,037
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	675,993	690,088
Institutional Class	7,455,542	10,694,396
Shares issued in reinvestment of distributions
Investor Class	68,939	57,765
Institutional Class	1,405,254	1,240,543
Shares redeemed
Investor Class	(778,324)	(823,775)
Institutional Class	(14,872,086)	(5,976,939)
Net Increase (Decrease)	(6,044,682)	5,882,078
(a)	For the year ended December 31, 2017, total distributions from the Investor Class consisted of net investment income of $614,563 and net realized gains of $0. The SEC eliminated the requirement to disclose the breakout of distributions from net investment income and realized gain/loss in 2018.
(b)	For the year ended December 31, 2017, total distributions from the Institutional Class consisted of net investment income of $12,151,758 and net realized gains of $0. The SEC eliminated the requirement to disclose the breakout of distributions from net investment income and realized gain/loss in 2018.
(c)	For the year ended December 31, 2017, net assets included undistributed (overdistributed) net investment income of $1,649,099. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2018	$10.73	0.30	(0.43)	(0.13)	(0.25)	-	(0.25)	$10.35	(1.21%)
12/31/2017	$10.53	0.27	0.14	0.41	(0.21)	-	(0.21)	$10.73	3.90%
12/31/2016	$10.29	0.29	0.19	0.48	(0.24)	-	(0.24)	$10.53	4.69%
12/31/2015	$10.70	0.28	(0.40)	(0.12)	(0.29)	-	(0.29)	$10.29	(1.17%)
12/31/2014	$10.45	0.29	0.25	0.54	(0.29)	-	(0.29)	$10.70	5.20%
Institutional Class
12/31/2018	$ 9.84	0.31	(0.39)	(0.08)	(0.31)	-	(0.31)	$ 9.45	(0.82%)
12/31/2017	$ 9.70	0.29	0.13	0.42	(0.28)	-	(0.28)	$ 9.84	4.37%
12/31/2016	$ 9.53	0.30	0.18	0.48	(0.31)	-	(0.31)	$ 9.70	4.99%
12/31/2015 (d)	$10.00	0.21	(0.43)	(0.22)	(0.25)	-	(0.25)	$ 9.53	(2.19%) (e)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(f)
Supplemental Data and Ratios
Investor Class
12/31/2018	$ 30,166	0.83%	0.70%	2.91%	154% (g)
12/31/2017	$ 31,615	0.80%	0.70%	2.56%	104% (h)
12/31/2016	$ 31,830	0.70%	0.70%	2.74%	54%
12/31/2015	$ 32,305	0.70%	0.70%	2.64%	49%
12/31/2014	$481,462	0.70%	0.70%	2.74%	57%
Institutional Class
12/31/2018	$375,724	0.40%	0.35%	3.25%	154% (g)
12/31/2017	$450,325	0.38%	0.35%	2.91%	104% (h)
12/31/2016	$386,379	0.35%	0.35%	3.09%	54%
12/31/2015 (d)	$382,028	0.35% (i)	0.35% (i)	3.25% (i)	49%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Institutional Class inception date was May 1, 2015.
(e)	Not annualized for periods less than one full year.
(f)	Portfolio turnover is calculated at the Fund level.
(g)	Portfolio turnover includes purchases and sales from mortgage dollar roll transactions which occurred during the period. Excluding these transactions, the portfolio turnover would have been 62%.
(h)	Portfolio turnover includes purchases and sales from mortgage dollar roll transactions which occurred during the period. Excluding these transactions, the portfolio turnover would have been 74%.
(i)	Annualized.
See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of sixty-five funds. Interests in the Great-West Core Bond Fund (the Fund) are included herein. The investment objective of the Fund is to seek to provide total return, consistent with two components: (1) changes in the market value of its fund holdings (both realized and unrealized appreciation); and (2) income received from its fund holdings. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
The Fund offers three share classes, referred to as Investor Class, Class L and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods. This report includes information for the Investor Class and Institutional Class; Class L has not yet been capitalized.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of U.S. GAAP. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.

Annual Report - December 31, 2018

Fixed income investments are valued using evaluated bid prices from approved pricing services when available and appropriate based on the conditions of the market. If a price cannot be located from either the primary or secondary sources, or if the market is determined to be illiquid or inactive, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Investments in shares of the underlying investment companies are valued at the NAV as reported by the underlying investment companies, which may be obtained from pricing services or other pricing sources.
Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
For derivatives that are traded on an exchange, the last sale price as of the close of business of the exchange will be used. For derivatives traded over-the-counter (OTC), independent pricing services will be utilized when possible. If a price cannot be located from the primary source, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Asset-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs may also include new issue data, collateral performance, and monthly payment information.
Corporate Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include observations of equity and credit default swap curves related to issuer.
Foreign Government Bonds and Notes	Benchmark yields, executed trades, broker/dealer quotes, credit information, collateral attributes, issuer spreads, benchmark securities, treasury/swap maturity curves, issuer spread curves, evaluated bids, market corroborated inputs, offers and reference data including market research publications.
Mortgage-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market

Annual Report - December 31, 2018

research publications. Inputs may also include new issue data, collateral performance, TBA prices, monthly payment information and third party real estate analysis.
Municipal Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include reported trades, benchmark yields, new issue data, and material event notices.
U.S. Treasury Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications.
Investment Companies	Net asset value of underlying fund.
Short Term Investments	Maturity date, credit quality and interest rates.
Futures Contracts	Exchange traded close price.
Forward Foreign Currency Contracts	Foreign currency spot and forward rates.
Credit Default Swaps	Reported trades, credit spreads and curves, recovery rates, restructuring types and net present value of cashflows.
Interest Rate Swaps	Interest rate curves, LIBOR curves, reported trades and swap curves.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2018, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector and industry classifications, as applicable, are included in the Schedule of Investments.

Annual Report - December 31, 2018

	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Asset-Backed Securities	$ —	$ 24,195,538	$ —	$ 24,195,538
Corporate Bonds and Notes	—	157,821,484	—	157,821,484
Foreign Government Bonds and Notes	—	1,083,395	—	1,083,395
Mortgage-Backed Securities	—	150,980,104	—	150,980,104
Municipal Bonds and Notes	—	105,567	—	105,567
U.S. Treasury Bonds and Notes	—	70,437,182	—	70,437,182
Investment Companies(a)	—	—	—	25,267,670
Short Term Investments	—	14,953,019	—	14,953,019
Total investments, at fair value:	0	419,576,289	0	444,843,959
Other Financial Investments:
Forward Foreign Currency Contracts(b)	—	27,614	—	27,614
Futures Contracts(b)	413,290	—	—	413,290
Interest Rate Swap(b)	—	16,388	—	16,388
Total Assets	$ 413,290	$ 444,887,961	$ 0	$ 445,301,251
Liabilities
Other Financial Investments:
Forward Foreign Currency Contracts(b)	$ —	$ (24,468)	$ —	$ (24,468)
Credit Default Swaps(b)	—	(20,884)	—	(20,884)
Futures Contracts(b)	(1,880,095)	—	—	(1,880,095)
Interest Rate Swaps(b)	—	(53,446)	—	(53,446)
Total Liabilities	$ (1,880,095)	$ (98,798)	$ 0	$ (1,978,893)
(a)	As permitted by U.S. GAAP, investment companies valued at $25,267,670 are measured at fair value using the NAV per share practical expedient and have not been categorized in the chart above but are included in the Total column. The amount included herein is intended to permit reconciliation of the fair value classifications to the amounts presented on the Statement of Assets and Liabilities.
(b)	Credit Default Swaps, Futures Contracts, Forward Foreign Currency Contracts, and Interest Rate Swaps are reported at the security’s unrealized appreciation (depreciation), which represents the change in the contract’s value from trade date.
Restricted Securities
Investments in securities include issues that are restricted. A restricted security may have contractual restrictions on resale and is valued under methods approved by the Board of Directors reflecting fair value. Restricted securities are marked with an applicable footnote on the Schedule of Investments and are reported in a table following the Schedule of Investments.
Federated Emerging Markets Core Fund is only offered for investment to investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are accredited investors within the meaning of Regulation D of the Securities Act of 1933 (the 1933 Act). Shares of the Fund may be redeemed any day that the NYSE is open.
Federated Project and Trade Finance Fund is an extended payment fund only offered for investment to investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are accredited investors within the meaning of Regulation D of the 1933 Act, and that are also qualified purchasers as defined in Section 2(a)(51) of the 1940 Act. This Fund is not a mutual fund and therefore, there are only limited opportunities to redeem fund shares. Upon receiving a redemption request, the Fund has up to thirty-one days to make payment to the shareholder.

Annual Report - December 31, 2018

Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
To Be Announced Transactions
The Fund may invest in securities known as To Be Announced (TBA) securities. TBA’s are Federal National Mortgage Association, Federal Home Loan Mortgage Corporation or Government National Mortgage Association issued mortgage backed securities for forward settlement, in which the buyer and seller decide on trade parameters, but the exact pools are unknown until two days before settlement date. The transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. TBA transactions generally settle monthly on a specified date. TBA’s are included in Investments in securities, fair value on the Statement of Assets and Liabilities.
Dollar Rolls
The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities. At December 31, 2018, there were no mortgage dollar rolls held.
Foreign Currency Translations and Transactions
The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.
The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss and change in net unrealized appreciation or depreciation on the Statement of Operations.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.

Annual Report - December 31, 2018

Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid quarterly. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	2018	2017
Ordinary income	$14,064,353	$12,766,321
	$14,064,353	$12,766,321
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales and distribution adjustments.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$1,952,424
Undistributed long-term capital gains	—
Net unrealized appreciation on foreign currency	240
Capital loss carryforwards	(8,640,361)
Post-October losses	(2,669,231)
Net unrealized depreciation	(9,436,976)
Tax composition of capital	$(18,793,904)
At December 31, 2018, the Fund had capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. During the year ended December 31, 2018, the Fund did not utilize any capital loss carryforwards. Details of the capital loss carryforwards as of December 31, 2018, were as follows:
No Expiration	$(8,640,361)
Total	$(8,640,361)
The Fund has elected to defer to the next fiscal year the following Post-October losses:
Post-October Ordinary Losses	Post-October Capital Losses
$—	$(2,669,231)
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2018 were as follows:
Federal tax cost of investments	$452,759,334
Gross unrealized appreciation on investments	2,225,671
Gross unrealized depreciation on investments	(11,662,647)
Net unrealized depreciation on investments	$(9,436,976)

Annual Report - December 31, 2018

Application of Recent Accounting Pronouncements
In March 2017, the Financial Accounting Standards Board issued ASU No. 2017-08, "Receivables-Nonrefundable Fees and Other Costs: Premium Amortization on Purchased Callable Debt Securities" (ASU No. 2017-08). ASU No. 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening the amortization period for the premium to the earliest call date. The accounting changes in ASU 2017-08 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund adopted ASU No. 2017-08 for its fiscal year beginning January 1, 2019. The adoption of ASU No. 2017-08 did not have an impact on the Fund’s financial position or the results of its operations.
In August 2018, the Financial Accounting Standards Board issued ASU No. 2018-13, “Fair-Value Measurement: Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (ASU No. 2018-13). ASU No. 2018-13 modifies the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. The disclosure changes in ASU 2018-13 are effective for the first interim or annual period beginning after December 15, 2019. Early adoption is permitted for any eliminated or modified disclosures. The Fund has evaluated the impact of ASU No. 2018-13 and has adopted the changes into these financial statements. These changes are reflected in Note 1.
In October 2018, the SEC amended Regulation S-X to require certain financial statement disclosure requirements to conform them to U.S. GAAP for investment companies. The Fund adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The Fund's adoption of those amendments, effective with the financial statements prepared as of December 31, 2018, had no effect on the Fund's financial position or the results of its operations.
2.  DERIVATIVE FINANCIAL INSTRUMENTS
The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including credit default swaps, interest rate swaps, futures contracts and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates.
In pursuit of the Fund's investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risks:
Credit Risk - The risk that an issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Foreign Exchange Risk - The risk that adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Interest Rate Risk - The risk that market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield.
The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Fund is subject to enforceable master netting agreements, or netting arrangements, with certain counterparties. These agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral posting arrangements at pre-arranged exposure levels. Collateral or margin requirements are set by the broker or exchange clearing house for exchanged traded derivatives while collateral terms are contract specific for OTC traded derivatives.
Derivative counterparty credit risk is managed through an evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements

Annual Report - December 31, 2018

contain various provisions, including but not limited to collateral requirements, events of default, or early termination. OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.
Futures Contracts
The Fund uses futures contracts to capitalize on expected changes in the shape of the yield curve and to control overall interest rate exposure. A futures contract is an agreement between two parties to buy or sell a specified underlying investment for a fixed price at a specified future date. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities that comprise the index, or that the clearinghouse will fail to perform its obligations.
Futures contracts are reported in a table following the Schedule of Investments. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Receipts or payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. This is recorded as variation margin on futures contracts on the Statement of Assets and Liabilities. When the Fund enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed, and is reflected in net realized gain or loss on the Statement of Operations. The Fund held an average of 108 futures contracts, net of both long and short positions, for the reporting period.
Forward Foreign Currency Contracts
The Fund enters into OTC forward foreign currency contracts (forward contracts) primarily to capture potential returns from changes in currency exchange rates or to reduce the risk of undesired currency exposure. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.
Forward contracts are reported in a table following the Schedule of Investments. The unrealized appreciation or depreciation is reported on the Statement of Assets and Liabilities and on the Statement of Operations within the net change in unrealized appreciation or depreciation. Upon the closing of such contract the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars is recorded as net realized gain or loss on the Statement of Operations. The Fund held an average notional amount of $1,527,386 in forward contracts for the reporting period.
Credit Default Swaps
The Fund enters into credit default swap contracts to gain exposure on individual names and/or baskets of securities. A credit default swap is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a protection buyer, makes periodic payments to the other party, a protection seller, in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the number of defaults event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed on a registered exchange (centrally cleared credit default swaps).
Credit default swaps are reported in a table following the Schedule of Investments. For centrally cleared credit default swaps, required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the centrally cleared credit default swaps. Such variation margin is accounted for as a payable or receivable on the Statement of Assets and Liabilities and settled daily until the contract is closed, at which time the gains or losses are realized. Any upfront premiums paid or received upon entering into a swap are capitalized and amortized to income ratably over the term of the swap. Upfront premiums are disclosed as upfront premiums paid/received in a table following the Schedule of Investments. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within variation margin on the Statement of Assets and Liabilities. Upon the termination of swap contracts, the net gain or loss is recorded as net realized gain or loss on credit default swaps on the Statement of Operations.

Annual Report - December 31, 2018

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. The Fund held an average notional amount of $3,262,692 in credit default swaps for the reporting period.
Interest Rate Swaps
The Fund enters into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Typically, one is based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, the London Interbank Offered Rate (LIBOR), prime rate, commercial paper rate, or other benchmarks). Each party’s payment obligation under an interest rate swap is determined by reference to a specified notional amount of money. Therefore, interest rate swaps generally do not involve the delivery of securities, other underlying instruments, or principal amounts; rather they entail the exchange of cash payments based on the application of the designated interest rates to the notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps).
For centrally cleared interest rate swaps, required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the centrally cleared interest rate swaps. Such variation margin is accounted for as a payable or receivable on the Statement of Assets and Liabilities and settled daily until the contract is closed, at which time the gains or losses are realized. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as realized gain or loss on the Statement of Operations.
The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate. Barring swap counterparty default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the Fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Fund upon early termination of the swap. The Fund held an average notional amount of $4,501,538 in interest rate swaps for the reporting period.
Valuation of derivative investments as of December 31, 2018 is as follows:
	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts (swaps)			Net depreciation on credit default swaps	$(20,884)(a)
Interest rate contracts (swaps)	Net unrealized appreciation on interest rate swaps	$ 16,388(a)	Net depreciation on interest rate swaps	$(53,446)(a)
Interest rate contracts (futures contracts)	Net unrealized appreciation on futures	$413,290 (a)	Net depreciation on futures	$(1,880,095) (a)
Foreign exchange contracts (forwards)	Unrealized appreciation on forward foreign currency contracts	$ 27,614	Unrealized appreciation on forward foreign currency contracts	$ (24,468)
(a)Includes cumulative depreciation of interest rate contracts, credit contracts, and futures contracts as reported in the Fund’s Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Annual Report - December 31, 2018

The effect of derivative investments for the year ended December 31, 2018 is as follows:
	Net Realized Gain (Loss)		Net Change in Unrealized Gain (Loss)
Risk Exposure	Statement of Operations Location	Fair Value	Statement of Operations Location	Fair Value
Interest rate contracts (futures contracts)	Net realized gain on futures contracts	$2,639,291	Net change in unrealized depreciation on futures contracts	$(1,564,104)
Credit contracts (swaps)	Net realized gain on credit default swaps	$ 218,781	Net change in unrealized depreciation on credit default swaps	$(7,654)
Interest rate contracts (swaps)	Net realized loss on interest rate swaps	$ (71,153)	Net change in unrealized depreciation on interest rate swaps	$(25,840)
Foreign exchange contracts (forwards)	Net realized gain on forward foreign currency contracts	$ 6,897	Net change in unrealized appreciation on forward foreign currency contracts	$ 3,146
3.  OFFSETTING ASSETS AND LIABILITIES
The Fund enters into derivative transactions with several approved counterparties. Certain transactions are effected under agreements which include master netting arrangements which provide for the netting of payment obligations and/or netting in situations of counterparty default. The following table summarizes the Fund's financial investments that are subject to an enforceable master netting arrangement at December 31, 2018.
Investments:	Gross Amount Presented in the Statement of Assets and Liabilities (a)	Financial Investments Available for Offset	Financial Investments Collateral Received	Cash Collateral Pledged (Received)	Net Amount
Derivative Assets (forward contracts)	$ 27,614	$(24,468)	$—	$—	$3,146
Derivative Liabilities (forward contracts)	$(24,468)	$ 24,468	$—	$—	$ —
(a) OTC derivatives are reported gross on the Statement of Assets and Liabilities.

4.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.32% of the Fund’s average daily net assets. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
The Adviser has contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.35% of the Fund's average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees, and certain extraordinary expenses (the "Expense Limit"). The agreement's current term ends on April 30, 2019 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years, if the Fund's other expenses including such recoupment do not exceed the Expense Limit. At December 31, 2018, the amounts subject to recoupment were as follows:
Expires December 31, 2020	Expires December 31, 2021	Recoupment of Past Reimbursed Fees by the Adviser
$140,993	$251,152	$0

Annual Report - December 31, 2018

The Adviser and Great-West Funds have entered into a sub-advisory agreement with Federated Investment Management Company and Wellington Management Company LLP. The Adviser is responsible for compensating the Sub-Adviser for its services.
Great-West Funds has entered into a shareholder services agreement with GWL&A. Pursuant to the shareholder services agreement, GWL&A provides recordkeeping and shareholder services to shareholders and account owners and receives from the Investor Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of applicable share class.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all sixty-five funds for which they serve as directors was $990,000 for the year ended December 31, 2018.
The following table is a summary of the transactions for each underlying investment during the year ended December 31, 2018, in which the issuer was an affiliate of the Fund, as defined in the 1940 Act.
Affiliate	Shares Held/ Account Balance 12/31/2018	Value 12/31/2017	Purchase Cost	Sales Cost	Net Realized Gain (Loss)	Net Change Unrealized Appreciation (Depreciation)	Dividends and Interest Received	Value 12/31/2018	Value as a Percentage of Net Assets
INVESTMENT COMPANIES
Federated Emerging Markets Core Fund	1,248,649	$15,081,139	$2,992,460	$5,592,606	$(289,606)	$(918,502)	$ 735,539	$11,562,491	2.85%
Federated Project Trade and Finance Fund	1,512,713	12,335,104	$1,398,472	-	-	$ (28,397)	$ 629,030	13,705,179	3.37
					(289,606)	(946,899)	1,364,569	25,267,670	6.22
				Total	$(289,606)	$(946,899)	$1,364,569	$25,267,670	6.22%
5.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (including mortgage dollar rolls and TBA transactions, excluding all U.S. Government securities and short-term securities) were $108,919,324 and $123,771,272, respectively. For the same period, the aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities were $605,903,531 and $624,915,625, respectively.
6.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2018, the Fund had securities on loan valued at $2,974,787 and received collateral as reported on the Statement of Assets and Liabilities of $3,061,713 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities. The repurchase agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. At December 31, 2018, the class of securities loaned consisted entirely of corporate bonds and notes. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.

Annual Report - December 31, 2018

7.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
8.  SUBSEQUENT EVENT
Management has reviewed all events subsequent to December 31, 2018, including the estimates inherent in the process of preparing these financial statements, through the date the financial statements were issued. No subsequent events requiring adjustment or disclosure have occurred.

Annual Report - December 31, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Core Bond Fund (the “Fund”), one of the funds of Great-West Funds, Inc., as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 22, 2019
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2018, 9% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 75	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; Director, Guaranty Bancorp & Gold, Inc.	65	N/A
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 75	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; Director, Guaranty Bancorp	65	N/A
Steven A. Lake 8515 East Orchard Road, Greenwood Village, CO 80111 64	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; Executive Member, Sage Investment Holdings, LLC; Senior Managing Director, CBIZ MHM, LLC	65	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 59	Independent Director	Since 2017	Director, Prima Capital Holdings; ALPS Fund Services; Colorado State Housing Board; Colorado Developmental Disabilities Council; Regional Center Task Force; and Mental Health Center of Denver	65	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
James A. Hillary***** 8515 East Orchard Road, Greenwood Village, CO 80111 55	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC; Member, Fios Partners LLC, Fios Holdings LLC, Roubaix Capital LLC; and Sole Member, Fios Companies LLC	65	N/A
Interested Directors**
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Scott C. Sipple 8515 East Orchard Road, Greenwood Village, CO 80111 56	Director, President & Chief Executive Officer	Since 2017	President, Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and Advised Assets Group, LLC ("AAG"); formerly, Head of Global Investment Strategies, Putnam Investment Management LLC	65	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Scott C. Sipple 8515 East Orchard Road, Greenwood Village, CO 80111 56	Director, President & Chief Executive Officer	Since 2017	President, Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and AAG; formerly, Head of Global Investment Strategies, Putnam Investment Management LLC	65	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 62	Chief Compliance Officer	Since 2016	Chief Compliance Officer, AAG and GWCM; formerly, Vice President & Chief Compliance Officer, Mutual Funds, AIG, Consumer Insurance	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 44	Vice President, Counsel & Secretary	Since 2010 (as Counsel & Secretary) Since 2016 (as Vice President)	Associate General Counsel, Products & Corporate, GWL&A;Associate General Counsel & Associate Secretary, GWL&A and Great-West Life & Annuity Insurance Company of New York ("GWL&A of NY"); Vice President, Counsel & Secretary, AAG, GWCM, and GWFS; formerly, Assistant Vice President, GWCM	N/A	N/A
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 51	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President Investment Accounting and Global Middle Office, GWL&A; Vice President and Treasurer, Great-West Trust Company, LLC ("GWTC"); Chief Financial Officer & Treasurer, GWCM	N/A	N/A
Cara B. Owen 8515 East Orchard Road, Greenwood Village, CO 80111 37	Senior Counsel & Assistant Secretary	Since 2015	Senior Counsel, Products, GWL&A; Senior Counsel & Assistant Secretary, GWCM, GWTC, and AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 51	Assistant Treasurer	Since 2007	Director, Investment Operations, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 43	Assistant Treasurer	Since 2016	Assistant Vice President, Fund Administration, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
*A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”
**An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) by virtue of their affiliation with Great-West Capital Management, LLC.

*** Each director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, a sub-adviser of the Great-West International Value Fund, (ii) a mutual fund advised by Invesco Advisers, Inc., the sub-adviser of the Great-West Invesco Small Cap Value Fund, (iii) a mutual fund advised by T. Rowe Price Associates, Inc., the sub-adviser of the Great-West T. Rowe Price Equity Income and Great-West T. Rowe Price Mid Cap Growth Funds, and (iv) a mutual fund advised by J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
***** Mr. Hillary is the Founder, Chairman and Chief Executive Officer of Independence Capital Asset Partners, LLC (“ICAP”), which has a prime brokerage and institutional trading relationship with Goldman Sachs & Co., the parent company of Goldman Sachs Asset Management, LP, the sub-adviser of the Great-West Mid Cap Value and Great-West Inflation-Protected Securities Funds. ICAP previously was a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of both Franklin Advisers, Inc., a sub-adviser of the Great-West Global Bond Fund, and Franklin Templeton Institutional, LLC, a sub-adviser of the Great-West International Growth Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hillary receives no special treatment due to the relationship.
There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds' Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $834,600 for fiscal year 2017 and $1,059,880 for fiscal year 2018.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $50,000 for fiscal year 2017 and $60,000 for fiscal year 2018. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2017 and $0 for fiscal year 2018.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2017 equaled $1,480,500 and for fiscal year 2018 equaled $1,167,000.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to registrant's Form N-CSRs filed on March 1, 2017 (File No. 2-75503).
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Scott C. Sipple

Scott C. Sipple
President & Chief Executive Officer
Date:February 22, 2019
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Scott C. Sipple

Scott C. Sipple
President & Chief Executive Officer
Date:February 22, 2019
By:	/s/ Mary C. Maiers

Mary C. Maiers
Chief Financial Officer & Treasurer
Date:February 22, 2019